UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2014

Domestic Equity Insights Funds
Large Cap Growth Insights
Large Cap Value Insights
Small Cap Equity Insights
Small Cap Growth Insights
Small Cap Value Insights
U.S. Equity Insights

Goldman Sachs Domestic Equity Insights Funds

■	LARGE CAP GROWTH INSIGHTS

■	LARGE CAP VALUE INSIGHTS

■	SMALL CAP EQUITY INSIGHTS

■	SMALL CAP GROWTH INSIGHTS

■	SMALL CAP VALUE INSIGHTS

■	U.S. EQUITY INSIGHTS

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Investment Process	5

Portfolio Management Discussion and Performance Summaries	7

Schedules of Investments	43

Financial Statements	66

Financial Highlights	74

Notes to Financial Statements	86

Report of the Independent Registered Public Accounting Firm	106

Other Information	107

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Large Cap Growth Insights Fund invests primarily in a broadly diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs Large Cap Value Insights Fund invests primarily in a diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs Small Cap Equity Insights Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

The Goldman Sachs Small Cap Growth Insights Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers that are traded in the U.S. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs Small Cap Value Insights Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers that are traded in the U.S. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs U.S. Equity Insights Fund invests primarily in a diversified portfolio of equity investments in U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/ or general economic conditions. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

MARKET REVIEW

Goldman Sachs Domestic Equity Insights Funds

Market Review

The U.S. equity market generated a positive return during the 12 months ended October 31, 2014 (the “Reporting Period”). Indeed, U.S. equities rose in all but three months of the Reporting Period, with the S&P 500® Index, a measure of large-cap stocks, making record highs through October 2014.

When the Reporting Period began in November 2013 and through the end of December 2013, U.S. equities posted strong gains. Contributing to the strong performance was the December 2013 announcement by the U.S. Federal Reserve (the “Fed”) that it would begin tapering its asset purchases in January 2014 — a signal of confidence in the U.S. economy. Days later, the Commerce Department revised upward its estimate of the third quarter 2013 U.S. Gross Domestic Product (“GDP”) to an annualized pace of 4.1%, the fastest in two years.

U.S. equities stumbled in January 2014 on renewed concerns about a variety of issues in the growth and emerging markets, including lower manufacturing activity in China. However, U.S. equities snapped back in February 2014. Indeed, the S&P 500® Index made a fresh high in February 2014, as merger and acquisition activity picked up and corporate earnings announcements reflected top-line growth. Underlying economic activity during the first quarter of 2014 was mixed, though severe winter weather seemed partially to blame. A downward revision of fourth quarter 2013 GDP to an annualized rate of 2.4% from 3.2% indicated the consumer was resilient but not quite as strong as previously thought.

U.S. equities continued to make new highs through the second quarter of 2014 amidst notably low volatility and in spite of mixed economic data. First quarter 2014 GDP was revised down to a contraction of 2.9%, largely due to disruption from severe winter weather. However, other indicators suggested the economy was improving. U.S. non-farm payrolls, for example, added 217,000 jobs in May 2014, and the national manufacturing Purchasing Managers Index (“PMI”) rose to 56.4 from 55.4 in April 2014, showing the strongest reading in the preceding three months. Furthermore, the initial second quarter 2014 GDP report showed a 4.0% gain, which more than offset the first calendar quarter’s decline.

U.S. equities continued to post gains in the third calendar quarter, though they faltered briefly on the last trading day of July 2014. Geopolitical issues dominated — from Ukraine to the Middle East to Argentina and Portugal. In August 2014 and through September 2014, U.S. equities resumed their gains. Fundamentals helped support the U.S. equity market, especially corporate earnings, which generally came in ahead of estimates. Also, the second update for U.S. second quarter GDP increased the rate to 4.2%, annualized from 4.0%. Unemployment steadily declined, with the jobless rate falling to 5.9% in September 2014 — the lowest reading since the financial crisis. As the U.S. economy improved and the Fed ended its quantitative easing asset purchase program on schedule in October 2014, market participants focused on the possibility that the Fed might begin tightening its monetary policy.

Volatility — as measured by the VIX (a measure of the implied volatility of S&P 500® index options) — increased steadily through September 2014, rising from low levels at the end of August 2014 to reach its highest level since 2012 during October 2014. In mid-October 2014, U.S. equities recorded steep declines on news of deteriorating European economic growth and a sharp drop in oil prices. The price of West Texas Intermediate (“WTI”) crude oil fell below $80 per barrel during October 2014, its lowest level since mid-2012. Later in the month, U.S. equities rebounded in response to solid corporate earnings and the seeming

MARKET REVIEW

stabilization of oil prices, with the S&P 500® Index closing the Reporting Period at a new record high.

For the Reporting Period overall, the S&P 500® Index returned 17.27%, with all 10 sectors generating positive returns. The health care (+29.72%) and information technology (+25.62%) sectors performed best. The information technology sector was the largest positive contributor (measured by weight times total return) to S&P 500® Index returns. In terms of market capitalization, large-cap stocks outperformed small-cap stocks, especially in the information technology sector. The Russell 2000® Index, which measures the small-cap universe, returned 8.06%. In the style arena, growth stocks outperformed value stocks overall. The Russell 1000® Growth Index, representing large-cap growth stocks, rose 17.11%, while the Russell 1000® Value Index, representing large-cap value stocks, was up 16.46% during the Reporting Period.

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks are likely to outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

What Differentiates Goldman Sachs’

Domestic Equity Insights Funds Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), Equity Insights combines traditional fundamental analysis with sophisticated quantitative modeling. Our approach is not unlike that of a more traditional active manager: we look at fundamental investment themes that have been effective historically in forecasting excess returns of stocks. However, where we differ from traditional managers is that we seek to rigorously test every potential research theme or signal to verify whether they have shown consistent predictive ability across a wide variety of stocks in different time periods and under different market conditions.

■	Comprehensive — We calculate expected excess returns for more than 10,000 stocks on a daily basis.

■	Rigorous — We evaluate stocks based on fundamental investment criteria that have outperformed historically.

■	Objective — Our stock selection process is free from the emotion that may lead to biased investment decisions.

■	Our computer optimization process allocates risk to our high conviction investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■	We use a proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:

■	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■	Offer broad access to a clearly defined equity universe.

■	Generate excess returns that are positive, consistent and repeatable.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the 12-Month Period Ended October 31, 2014

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended October 31, 2014.

In the fourth quarter of 2013, we implemented an enhancement to our Profitability theme to incorporate cash returns on cash invested metrics. We believe this additional metric will further help us to select the stocks of companies that efficiently reinvest and grow earnings.

In the first quarter of 2014, we implemented an enhancement in our U.S. model within the small capitalization segment of the U.S. equity market. Based on our research, we adjusted the model to place more weight on fundamental factors, such as attractive valuations and high-quality earnings, compared to the large- and mid-capitalization segments of the market. Our research found that behavioral factors, such as positive sentiment and exposure to global themes and trends, allow us to seek more dynamic returns within more liquid segments of the market, including large- and mid-capitalization stocks. Additionally, we made refinements to our transaction cost model, an important component of our portfolio construction process.

In the second quarter of 2014, we implemented an enhancement to our Sentiment theme, using natural language processing to analyze earnings call transcripts and research analyst reports every quarter. We read through the entirety of each company’s latest earnings call transcript, identifying key words and phrases in an attempt to capture the underlying tone of the management team. We believe this provides us with better insight into management’s perception of their company. In addition, we enhanced our ability to identify groups of related companies within our global linkages theme. We read through hundreds of research analyst reports on a daily basis to identify groups of companies related to commonly trending investment topics in the market.

We made no enhancements to our proprietary quantitative model within the U.S. region during the third quarter of 2014.

PORTFOLIO RESULTS

Goldman Sachs Large Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital, with dividend income as a secondary consideration.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 20.41%, 19.50%, 19.51%, 20.88%, 20.21%, 20.69% and 20.10%, respectively. These returns compare to the 17.11% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index during the Reporting Period, with our quantitative model and three of its investment themes adding to returns. Stock selection also enhanced relative performance during the Reporting Period.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our six investment themes contributed positively to the Fund’s relative performance. Valuation and Quality added most to relative returns. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme seeks to assess both firm and management quality. The Sentiment theme, which reflects selected investment views and decisions of individuals and financial intermediaries, also enhanced relative results.

Profitability, Management and Momentum hampered relative performance. The Profitability theme assesses whether a company is earning more than its cost of capital. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected

PORTFOLIO RESULTS

using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection added to the Fund’s relative performance. Stock picks in the information technology, consumer staples and industrials sectors contributed positively. Investments in two sectors — health care and telecommunication services — dampened relative returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Southwest Airlines, Gilead Sciences and Delta Airlines. Our positive views on Quality and Valuation resulted in the Fund’s overweight in Southwest Airlines. The overweight in biotechnology company Gilead Sciences was due to our positive views on Valuation and Sentiment. Our positive views on Sentiment and Momentum led us to overweight Delta Airlines.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hurt by its overweight positions in GameStop, Nabors Industries and Viacom. The Fund was overweight video game retailer GameStop because of our positive views on Quality and Sentiment. It was overweight Nabors Industries, an oil, natural gas and geothermal drilling contractor, as a result of our positive views on Quality and Valuation. We chose to overweight mass media company Viacom due to our positive views on Momentum and Sentiment.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the energy and health care sectors relative to the Index. Compared to the Index, the Fund was underweight the materials, consumer staples and industrials sectors. The Fund was relatively neutral compared to the Index in utilities, information technology, consumer discretionary, telecommunication services and financials at the end of the Reporting Period.

FUND BASICS

Large Cap Growth Insights Fund

as of October 31, 2014

PERFORMANCE REVIEW
November 1, 2013–October 31, 2014	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	20.41%	17.11%
Class B	19.50	17.11
Class C	19.51	17.11
Institutional	20.88	17.11
Service	20.21	17.11
Class IR	20.69	17.11
Class R	20.10	17.11

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	16.31%	15.39%	6.48%	5.07%	5/1/97
Class B	17.20	15.58	6.41	5.04	5/1/97
Class C	21.16	15.81	6.27	3.69	8/15/97
Institutional	23.56	17.16	7.52	5.83	5/1/97
Service	22.98	16.55	7.01	5.31	5/1/97
Class IR	23.38	16.96	N/A	6.89	11/30/07
Class R	22.82	16.37	N/A	6.38	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.20%
Class B	1.71	1.95
Class C	1.71	1.95
Institutional	0.56	0.80
Service	1.06	1.30
Class IR	0.71	0.95
Class R	1.21	1.46

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/14[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	6.1%	Computers & Peripherals
Microsoft Corp.	3.3	Software
Gilead Sciences, Inc.	2.6	Biotechnology
PepsiCo., Inc.	2.3	Beverages
Oracle Corp.	2.2	Software
Comcast Corp. Class A	2.1	Media
Celgene Corp.	1.8	Biotechnology
AbbVie, Inc.	1.8	Pharmaceuticals
Biogen Idec, Inc.	1.6	Biotechnology
eBay, Inc.	1.6	Internet Software & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 2.5% of the Fund’s net assets as of October 31, 2014. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Performance Summary

October 31, 2014

The following graph shows the value, as of October 31, 2014, of a $10,000 investment made on November 1, 2004 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Large Cap Growth Insights Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2004 through October 31, 2014.

Average Annual Total Return through October 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	20.41%	17.71%	7.30%	5.54%
Including sales charges	13.79%	16.40%	6.69%	5.20%

Class B (Commenced May 1, 1997)*
Excluding contingent deferred sales charges	19.50%	16.84%	6.64%	5.17%
Including contingent deferred sales charges	14.49%	16.62%	6.64%	5.17%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	19.51%	16.85%	6.49%	3.83%
Including contingent deferred sales charges	18.51%	16.85%	6.49%	3.83%

Institutional Class (Commenced May 1, 1997)	20.88%	18.20%	7.74%	5.96%

Service Class (Commenced May 1, 1997)	20.21%	17.59%	7.22%	5.44%

Class IR (Commenced November 30, 2007)	20.69%	18.01%	N/A	7.21%

Class R (Commenced November 30, 2007)	20.10%	17.40%	N/A	6.69%

*Effective	close of business on November 14, 2014, Class B Shares of the Fund have converted to Class A Shares of the Fund. In addition, effective October 15, 2014, all redemptions of Class B shares have not been subject to a contingent deferred sales charge. Average annual total returns for Class B Shares through October 31, 2014 have not been adjusted to reflect this change.

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Value Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 15.42%, 14.54%, 14.50%, 15.89%, 15.24%, 15.62% and 15.13%, respectively. These returns compare to the 16.46% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index during the Reporting Period largely because of our quantitative model and three of its investment themes. On the positive side, security selection added to relative performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During	the Reporting Period, three of our six investment themes detracted from relative returns. The weakest performing theme was Momentum, which seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Profitability and Management also dampened relative performance. The Profitability theme assesses whether a company is earning more than its cost of capital, while the Management theme assesses the characteristics, policies and strategic decisions of company management.

Quality	was the Fund’s best performing theme. The Quality theme seeks to assess both firm and management quality. Our Valuation theme also added to relative returns. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

The	Sentiment theme, which reflects selected investment views and decisions of individuals and financial intermediaries, had a rather neutral impact on relative performance during the Reporting Period.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During	the Reporting Period, security selection enhanced relative performance. Investments in the information technology, utilities and consumer staples sectors added to results. Stock picks in the health care, consumer discretionary and telecommunication services sectors detracted from relative returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Apache, Gilead Sciences and Southwest Airlines. We adopted the overweight in Apache, an oil and gas exploration and production company, because of our positive view on Valuation. Our positive views on Valuation and Sentiment led us to overweight biopharmaceutical company Gilead Sciences. The Fund was overweight Southwest Airlines as a result of our positive views on Quality and Valuation.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	Detracting from the Fund’s relative performance were overweights in video game retailer GameStop, office supply retailer Staples and oil and natural gas company Chesapeake Energy. We chose to overweight GameStop because of our positive views on Quality and Sentiment, while the Fund was overweight Staples due to our positive views on Quality and Momentum. The overweight in Chesapeake Energy was assumed because of our positive views on Quality and Valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the information technology, consumer discretionary, health care, energy and telecommunication services sectors relative to the Index. Compared to the Index, the Fund was underweight the materials, utilities, consumer staples and financials sectors. The Fund was relatively neutral compared to the Index in the industrials sector at the end of the Reporting Period.

FUND BASICS

Large Cap Value Insights Fund

as of October 31, 2014

PERFORMANCE REVIEW
November 1, 2013–October 31, 2014	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]
Class A	15.42%	16.46%
Class B	14.54	16.46
Class C	14.50	16.46
Institutional	15.89	16.46
Service	15.24	16.46
Class IR	15.62	16.46
Class R	15.13	16.46

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	12.01%	13.93%	5.74%	4.97%	12/31/98
Class B	12.73	14.17	5.70	4.94	12/31/98
Class C	16.69	14.41	5.55	4.56	12/31/98
Institutional	19.04	15.73	6.78	5.76	12/31/98
Service	18.43	15.15	6.24	5.24	12/31/98
Class IR	18.85	15.56	N/A	4.97	11/30/07
Class R	18.26	14.98	N/A	4.46	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.14%
Class B	1.71	1.90
Class C	1.71	1.90
Institutional	0.56	0.75
Service	1.06	1.25
Class IR	0.72	0.91
Class R	1.21	1.40

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/14[5]
Holding	% of Net Assets	Line of Business
Exxon Mobil Corp.	5.0%	Oil, Gas & Consumable Fuels
General Electric Co.	3.5	Industrial Conglomerates
JPMorgan Chase & Co.	3.3	Commercial Banks
Johnson & Johnson	3.1	Pharmaceuticals
Pfizer, Inc.	2.9	Pharmaceuticals
AT&T, Inc.	2.7	Diversified Telecommunication Services
Merck & Co., Inc.	2.4	Pharmaceuticals
Microsoft Corp.	2.2	Software
Wells Fargo & Co.	1.9	Commercial Banks
Hewlett-Packard Co.	1.6	Computers & Peripherals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.1% of the Fund’s net assets as of October 31, 2014. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Performance Summary

October 31, 2014

The following graph shows the value, as of October 31, 2014, of a $10,000 investment made on November 1, 2004 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Large Cap Value Insights Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2004 through October 31, 2014.

Average Annual Total Return through October 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 31, 1998)
Excluding sales charges	15.42%	16.51%	6.49%	5.48%
Including sales charges	9.06%	15.20%	5.89%	5.10%

Class B (Commenced December 31, 1998)*
Excluding contingent deferred sales charges	14.54%	15.65%	5.84%	5.07%
Including contingent deferred sales charges	9.54%	15.42%	5.84%	5.07%

Class C (Commenced December 31, 1998)
Excluding contingent deferred sales charges	14.50%	15.64%	5.69%	4.69%
Including contingent deferred sales charges	13.50%	15.64%	5.69%	4.69%

Institutional Class (Commenced December 31, 1998)	15.89%	17.01%	6.92%	5.89%

Service Class (Commenced December 31, 1998)	15.24%	16.40%	6.38%	5.37%

Class IR (Commenced November 30, 2007)	15.62%	16.80%	N/A	5.27%

Class R (Commenced November 30, 2007)	15.13%	16.22%	N/A	4.77%

*Effective	close of business on November 14, 2014, Class B Shares of the Fund have converted to Class A Shares of the Fund. In addition, effective October 15, 2014, all redemptions of Class B shares have not been subject to a contingent deferred sales charge. Average annual total returns for Class B Shares through October 31, 2014 have not been adjusted to reflect this change.

PORTFOLIO RESULTS

Goldman Sachs Small Cap Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 9.16%, 8.32%, 8.33%, 9.58%, 9.02%, 9.39% and 8.83%, respectively. These returns compare to the 8.06% average annual total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index during the Reporting Period, with our quantitative model and two of its investment themes contributing positively. Stock selection also enhanced relative returns during the Reporting Period.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During	the Reporting Period, two of our six investment themes added to the Fund’s relative returns — Quality and Valuation. The Quality theme seeks to assess both firm and management quality. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Detracting	from relative performance were our Sentiment, Profitability, Management and Momentum themes. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries, while the Profitability theme assesses whether a company is earning more than its cost of capital. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During	the Reporting Period, stock selection contributed positively to relative performance. Holdings in the information technology, consumer staples and health care sectors added most to relative results. Investments in the energy, consumer discretionary and utilities sectors dampened relative returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Conversant, an online advertising company; Pilgrim’s Pride Corp., a food products maker; and Isis Pharmaceuticals, a biomedical pharmaceutical company. We adopted the overweights in Conversant and Pilgrim’s Pride Corp. because of our positive views on Valuation and Quality. The Fund was overweight Isis Pharmaceuticals due to our positive views on Quality and Sentiment.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hampered by overweight positions in oil field services company Key Energy Services, drugmaker Aegerion Pharmaceuticals and consumer finance company World Acceptance. We chose to overweight all three stocks as a result of our positive views on Quality and Valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the information technology, consumer discretionary and health care sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities, industrials and consumer staples sectors. The Fund was relatively neutral compared to the Index in the materials, financials, telecommunication services and energy sectors at the end of the Reporting Period.

FUND BASICS

Small Cap Equity Insights Fund

as of October 31, 2014

PERFORMANCE REVIEW
November 1, 2013–October 31, 2014	Fund Total Return (based on NAV)[1]	Russell 2000® Index[2]
Class A	9.16%	8.06%
Class B	8.32	8.06
Class C	8.33	8.06
Institutional	9.58	8.06
Service	9.02	8.06
Class IR	9.39	8.06
Class R	8.83	8.06

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.47%	13.03%	5.22%	5.81%	8/15/97
Class B	-1.53	13.20	5.18	5.79	8/15/97
Class C	2.43	13.44	5.04	5.39	8/15/97
Institutional	4.69	14.76	6.25	6.58	8/15/97
Service	4.19	14.18	5.71	6.06	8/15/97
Class IR	4.53	14.60	N/A	6.80	11/30/07
Class R	4.00	14.01	N/A	6.29	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	1.46%
Class B	2.01	2.21
Class C	2.01	2.21
Institutional	0.86	1.06
Service	1.36	1.56
Class IR	1.01	1.21
Class R	1.51	1.73

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/14[5]
Holding	% of Net Assets	Line of Business
Isis Pharmaceuticals, Inc.	0.9%	Biotechnology
RF Micro Devices, Inc.	0.9	Semiconductors & Semiconductor Equipment
SS&C Technologies Holdings, Inc.	0.9	Software
Graphic Packaging Holding Co.	0.8	Containers & Packaging
Sunstone Hotel Investors, Inc.	0.8	Real Estate Investment Trusts
Pebblebrook Hotel Trust	0.8	Real Estate Investment Trusts
The Geo Group, Inc.	0.8	Real Estate Investment Trusts
Blackbaud, Inc.	0.8	Software
JetBlue Airways Corp.	0.8	Airlines
Aspen Technology, Inc.	0.8	Software

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 8.8% of the Fund’s net assets as of October 31, 2014. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Performance Summary

October 31, 2014

The following graph shows the value, as of October 31, 2014, of a $10,000 investment made on November 1, 2004 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2004 through October 31, 2014.

Average Annual Total Return through October 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 15, 1997)
Excluding sales charges	9.16%	17.37%	6.56%	6.55%
Including sales charges	3.16%	16.06%	5.95%	6.21%

Class B (Commenced August 15, 1997)*
Excluding contingent deferred sales charges	8.32%	16.50%	5.92%	6.18%
Including contingent deferred sales charges	3.32%	16.28%	5.92%	6.18%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	8.33%	16.50%	5.77%	5.78%
Including contingent deferred sales charges	7.32%	16.50%	5.77%	5.78%

Institutional Class (Commenced August 15, 1997)	9.58%	17.85%	6.98%	6.97%

Service Class (Commenced August 15, 1997)	9.02%	17.26%	6.45%	6.45%

Class IR (Commenced November 30, 2007)	9.39%	17.66%	N/A	7.77%

Class R (Commenced November 30, 2007)	8.83%	17.09%	N/A	7.26%

*	Effective close of business on November 14, 2014, Class B Shares of the Fund have converted to Class A Shares of the Fund. In addition, effective October 15, 2014, all redemptions of Class B shares have not been subject to a contingent deferred sales charge. Average annual total returns for Class B Shares through October 31, 2014 have not been adjusted to reflect this change.

PORTFOLIO RESULTS

Goldman Sachs Small Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 8.74%, 7.91%, 7.96%, 9.15%, 9.02% and 8.48%, respectively. These returns compare to the 8.26% average annual total return of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index during the Reporting Period in all but two share classes, with our quantitative model and two of its investment themes adding to relative performance. Stock selection also contributed positively during the Reporting Period.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During	the Reporting Period, two of our six investment themes added to relative returns. Our strongest performing theme was Quality. The Quality theme seeks to assess both firm and management quality. Our Valuation theme also contributed positively. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Detracting	from relative performance were Profitability, Momentum, Sentiment and Management. The Profitability theme assesses whether a company is earning more than its cost of capital. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may

PORTFOLIO RESULTS

lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During	the Reporting Period, security selection enhanced the Fund’s relative results, with stock picks in the health care, consumer staples and information technology sectors adding to returns. Holdings in the energy, financials and materials sectors dampened relative performance.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in food products maker Pilgrim’s Pride Corp. and online advertising company Conversant. An underweight in Puma Biotechnology, a development stage biopharmaceutical company, was also advantageous. We chose to overweight Pilgrim’s Pride Corp. and Conversant because of our positive views on Quality and Valuation. The Fund was underweight Puma Biotechnology due to our negative views on Sentiment and Quality.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hampered by its lack of exposure to solar power company SunEdison and by overweight positions in drugmaker Aegerion Pharmaceuticals and wireless research and development company Interdigital. The Fund did not own SunEdison because of our negative views on Valuation and Quality. We chose to overweight the Aegerion Pharmaceuticals as a result of our positive views on Quality and Valuation. The overweight in Interdigital was due to our positive views on Valuation and Momentum.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the industrials and energy sectors relative to the Index. Compared to the Index, the Fund was underweight the information technology, consumer discretionary and consumer staples sectors. The Fund was relatively neutral compared to the Index in the health care, financials, materials, utilities and telecommunication services sectors at the end of the Reporting Period.

FUND BASICS

Small Cap Growth Insights Fund

as of October 31, 2014

PERFORMANCE REVIEW
November 1, 2013–October 31, 2014	Fund Total Return (based on NAV)[1]	Russell 2000 Growth® Index[2]
Class A	8.74%	8.26%
Class B	7.91	8.26
Class C	7.96	8.26
Institutional	9.15	8.26
Class IR	9.02	8.26
Class R	8.48	8.26

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Growth Index measures the performance of the small-cap growth stocks of the U.S. equity universe. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/14	One Year	Five Years	Since Inception	Inception Date
Class A	-0.72%	15.11%	5.19%	6/25/07
Class B	-0.97	15.29	5.22	6/25/07
Class C	3.17	15.53	5.22	6/25/07
Institutional	5.44	16.87	6.44	6/25/07
Class IR	5.30	16.70	8.16	11/30/07
Class R	4.78	16.10	7.61	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.31%	1.93%
Class B	2.05	2.67
Class C	2.06	2.68
Institutional	0.91	1.53
Class IR	1.06	1.71
Class R	1.56	2.18

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/14[5]
Holding	% of Net Assets	Line of Business
Isis Pharmaceuticals, Inc.	1.3%	Biotechnology
RF Micro Devices, Inc.	1.1	Semiconductors & Semiconductor Equipment
Graphic Packaging Holding Co.	1.0	Containers & Packaging
SS&C Technologies Holdings, Inc.	0.9	Software
Cavium, Inc.	0.9	Semiconductors & Semiconductor Equipment
Conversant, Inc.	0.9	Internet Software & Services
Watsco, Inc.	0.9	Trading Companies & Distributors
Aspen Technology, Inc.	0.9	Software
Blackbaud, Inc.	0.8	Software
Dyax Corp.	0.8	Biotechnology

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 7.9% of the Fund’s net assets as of October 31, 2014. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Performance Summary

October 31, 2014

The following graph shows the value, as of October 31, 2014, of a $10,000 investment made on June 25, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Growth Insights Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 25, 2007, through October 31, 2014.

Average Annual Total Return through October 31, 2014	One Year	Five Years	Since Inception
Class A (Commenced June 25, 2007)
Excluding sales charges	8.74%	19.16%	6.74%
Including sales charges	2.76%	17.82%	5.92%

Class B (Commenced June 25, 2007)*
Excluding contingent deferred sales charges	7.91%	18.27%	5.93%
Including contingent deferred sales charges	2.51%	18.04%	5.93%

Class C (Commenced June 25, 2007)
Excluding contingent deferred sales charges	7.96%	18.27%	5.94%
Including contingent deferred sales charges	6.88%	18.27%	5.94%

Institutional Class (Commenced June 25, 2007)	9.15%	19.63%	7.16%

Class IR (Commenced November 30, 2007)	9.02%	19.45%	8.92%

Class R (Commenced November 30, 2007)	8.48%	18.86%	8.37%

*Effective	close of business on November 14, 2014, Class B Shares of the Fund have converted to Class A Shares of the Fund. In addition, effective October 15, 2014, all redemptions of Class B shares have not been subject to a contingent deferred sales charge. Average annual total returns for Class B Shares through October 31, 2014 have not been adjusted to reflect this change.

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Value Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 8.66%, 7.88%, 7.84%, 9.12%, 8.94% and 8.40%, respectively. These returns compare to the 7.89% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index during the Reporting Period in all but two share classes, with our quantitative model and two of its investment themes contributing positively. Our stock selection also added to relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During	the Reporting Period, two of our six investment themes contributed positively to relative returns — Quality and Valuation. The Quality theme seeks to assess both firm and management quality. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

The	Fund was hampered by our Sentiment, Momentum, Profitability and Management themes. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Profitability theme assesses whether a company is earning more than its cost of capital, while the Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A

We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the

PORTFOLIO RESULTS

Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During	the Reporting Period, our security selection added to relative performance. Holdings in the information technology, financials and consumer staples sectors boosted relative returns. Investments in the consumer discretionary, energy and industrials sectors detracted from relative results.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Horizon Pharma, a specialty pharmaceuticals company; International Rectifier, a power management company; and Pilgrim’s Pride Corp., a food products maker. We chose to overweight Horizon Pharma because of our positive views on Quality and Profitability. The overweight in International Rectifier was adopted due to our positive views on Quality and Momentum. The Fund was overweight Pilgrim’s Pride Corp. as a result of our positive views on Quality and Valuation.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	Detracting from relative performance were overweight positions in K12, Basic Energy Services and Key Energy Services. Our positive views on Momentum and Valuation led us to overweight K12, an education company that sells online schooling and curriculum to state and local governments. The Fund was overweight Basic Energy Services, which provides well site services to oil and natural gas producers, as a result of our positive views on Quality and Momentum. We adopted the overweight in oil field services company Key Energy Services due to our positive views on Quality and Valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the information technology, consumer discretionary, health care and materials sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities, industrials, financials and consumer staples sectors. The Fund was relatively neutral compared to the Index in the telecommunication services and energy sectors at the end of the Reporting Period.

FUND BASICS

Small Cap Value Insights Fund

as of October 31, 2014

PERFORMANCE REVIEW
November 1, 2013–October 31, 2014	Fund Total Return (based on NAV)[1]	Russell 2000® Value Index[2]
Class A	8.66%	7.89%
Class B	7.88	7.89
Class C	7.84	7.89
Institutional	9.12	7.89
Class IR	8.94	7.89
Class R	8.40	7.89

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/14	One Year	Five Years	Since Inception	Inception Date
Class A	-1.84%	12.02%	2.44%	6/25/07
Class B	-1.94	12.18	2.50	6/25/07
Class C	2.11	12.45	2.45	6/25/07
Institutional	4.30	13.75	3.67	6/25/07
Class IR	4.14	13.57	6.19	11/30/07
Class R	3.60	13.00	5.71	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	1.54%
Class B	2.00	2.28
Class C	2.00	2.29
Institutional	0.86	1.13
Class IR	1.01	1.29
Class R	1.51	1.79

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/14[5]
Holding	% of Net Assets	Line of Business
Prosperity Bancshares, Inc.	1.0%	Commercial Banks
CubeSmart	1.0	Real Estate Investment Trusts
The Geo Group, Inc.	0.9	Real Estate Investment Trusts
PrivateBancorp, Inc.	0.9	Commercial Banks
Sunstone Hotel Investors, Inc.	0.9	Real Estate Investment Trusts
JetBlue Airways Corp.	0.9	Airlines
Pebblebrook Hotel Trust	0.9	Real Estate Investment Trusts
Marriott Vacations Worldwide Corp.	0.9	Hotels, Restaurants & Leisure
Cousins Properties, Inc.	0.9	Real Estate Investment Trusts
First Industrial Realty Trust, Inc.	0.9	Real Estate Investment Trusts

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 4.8% of the Fund’s net assets as of October 31, 2014. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Performance Summary

October 31, 2014

The following graph shows the value, as of October 31, 2014, of a $10,000 investment made on June 25, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Value Insights Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 25, 2007 through October 31, 2014.

Average Annual Total Return through October 31, 2014	One Year	Five Years	Since Inception
Class A (Commenced June 25, 2007)
Excluding sales charges	8.66%	16.51%	4.27%
Including sales charges	2.70%	15.20%	3.47%

Class B (Commenced June 25, 2007)*
Excluding contingent deferred sales charges	7.88%	15.63%	3.52%
Including contingent deferred sales charges	2.87%	15.40%	3.52%

Class C (Commenced June 25, 2007)
Excluding contingent deferred sales charges	7.84%	15.64%	3.47%
Including contingent deferred sales charges	6.84%	15.64%	3.47%

Institutional Class (Commenced June 25, 2007)	9.12%	16.98%	4.70%

Class IR (Commenced November 30, 2007)	8.94%	16.80%	7.27%

Class R (Commenced November 30, 2007)	8.40%	16.22%	6.79%

*Effective	close of business on November 14, 2014, Class B Shares of the Fund have converted to Class A Shares of the Fund. In addition, effective October 15, 2014, all redemptions of Class B shares have not been subject to a contingent deferred sales charge. Average annual total returns for Class B Shares through October 31, 2014 have not been adjusted to reflect this change.

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 17.67%, 16.81%, 16.80%, 18.14%, 17.57%, 17.98% and 17.42%, respectively. These returns compare to the 17.27% average annual total return of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index during the Reporting Period in all but two share classes, with our quantitative model and two of its investment themes contributing positively. Stock selection also added to relative performance during the Reporting Period.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our six investment themes added to relative returns. Our strongest performing theme was Valuation. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Our Quality theme, which seeks to assess both firm and management quality, also enhanced results.

Profitability, Management and Momentum detracted from relative performance. The Profitability theme assesses whether a company is earning more than its cost of capital, while the Management theme assesses the characteristics, policies and strategic decisions of company management. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

The impact of our Sentiment theme was relatively neutral during the Reporting Period. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, our stock selection added to relative performance. Holdings in the information technology, consumer staples and energy sectors contributed positively. Investments in the health care, consumer discretionary and telecommunication services sectors detracted from relative returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Southwest Airlines, Gilead Sciences and Celgene. We assumed the overweight in Southwest Airlines because of our positive views on Quality and Valuation. Our positive views on Sentiment and Valuation led to the Fund’s overweight in biotechnology company Gilead Sciences. The Fund was overweight biotechnology company Celgene as a result of our positive views on Valuation and Sentiment.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hindered by its overweight positions in video game retailer GameStop, mass media company Viacom and retail chain Target. We chose to overweight GameStop as a result of our positive views on Quality and Sentiment. The Fund was overweight Viacom and Target because of our positive views of Momentum and Sentiment.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary, industrials, health care and energy sectors relative to the Index. Compared to the Index, the Fund was underweight the consumer staples, materials, financials and utilities sectors. The Fund was relatively neutral compared to the Index in the telecommunication services and information technology sectors at the end of the Reporting Period.

FUND BASICS

U.S. Equity Insights Fund

as of October 31, 2014

PERFORMANCE REVIEW
November 1, 2013–October 31, 2014	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]
Class A	17.67%	17.27%
Class B	16.81	17.27
Class C	16.80	17.27
Institutional	18.14	17.27
Service	17.57	17.27
Class IR	17.98	17.27
Class R	17.42	17.27

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	13.79%	14.53%	6.28%	8.22%	5/24/91
Class B	14.52	14.73	6.22	6.97	5/1/96
Class C	18.52	14.97	6.08	4.93	8/15/97
Institutional	20.89	16.28	7.30	8.65	6/15/95
Service	20.33	15.72	6.78	7.10	6/07/96
Class IR	20.73	16.13	N/A	6.13	11/30/07
Class R	20.13	15.54	N/A	5.61	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.21%
Class B	1.71	1.96
Class C	1.71	1.96
Institutional	0.57	0.82
Service	1.06	1.31
Class IR	0.72	0.97
Class R	1.21	1.46

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/14[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	4.0%	Computers & Peripherals
Exxon Mobil Corp.	3.3	Oil, Gas & Consumable Fuels
Microsoft Corp.	3.1	Software
Johnson & Johnson	2.7	Pharmaceuticals
General Electric Co.	2.4	Industrial Conglomerates
JPMorgan Chase & Co.	2.3	Commercial Banks
Pfizer, Inc.	2.1	Pharmaceuticals
AT&T, Inc.	1.9	Diversified Telecommunication Services
Merck & Co., Inc.	1.9	Pharmaceuticals
Gilead Sciences, Inc.	1.9	Biotechnology

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.8% of the Fund’s net assets as of October 31, 2014. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Performance Summary

October 31, 2014

The following graph shows the value, as of October 31, 2014, of a $10,000 investment made on November 1, 2004 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P®500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

U.S. Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2004 through October 31, 2014.

Average Annual Total Return through October 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 24, 1991)
Excluding sales charges	17.67%	16.90%	7.04%	8.56%
Including sales charges	11.20%	15.59%	6.43%	8.30%

Class B (Commenced May 1, 1996)*
Excluding contingent deferred sales charges	16.81%	16.03%	6.39%	7.07%
Including contingent deferred sales charges	11.80%	16.03%	6.39%	7.07%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	16.80%	16.03%	6.24%	5.05%
Including contingent deferred sales charges	15.79%	16.03%	6.24%	5.05%

Institutional Class (Commenced June 15, 1995)	18.14%	17.35%	7.46%	8.74%

Service Class (Commenced June 7, 1996)	17.57%	16.78%	6.93%	7.20%

Class IR (Commenced November 30, 2007)	17.98%	17.20%	N/A	6.41%

Class R (Commenced November 30, 2007)	17.42%	16.61%	N/A	5.90%

*Effective	close of business on November 14, 2014, Class B Shares of the Fund have converted to Class A Shares of the Fund. In addition, effective October 15, 2014, all redemptions of Class B shares have not been subject to a contingent deferred sales charge. Average annual total returns for Class B Shares through October 31, 2014 have not been adjusted to reflect this change.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments

October 31, 2014

Shares	Description	Value

Common Stocks – 95.2%
Aerospace & Defense – 0.7%
29,319	Raytheon Co.	$3,045,658

Air Freight & Logistics – 1.2%
28,396	FedEx Corp.	4,753,490

Airlines – 2.1%
92,639	Delta Air Lines, Inc.	3,726,867
139,917	Southwest Airlines Co.	4,824,338

		8,551,205

Automobiles – 0.2%
10,083	Harley-Davidson, Inc.	662,453

Beverages – 3.1%
17,140	Coca-Cola Enterprises, Inc.	743,019
95,639	PepsiCo., Inc.	9,197,602
63,228	The Coca-Cola Co.	2,647,989

		12,588,610

Biotechnology – 7.6%
5,288	Alexion Pharmaceuticals, Inc.*	1,011,912
15,993	Amgen, Inc.	2,593,745
20,816	Biogen Idec, Inc.*	6,683,601
68,438	Celgene Corp.*	7,329,025
93,712	Gilead Sciences, Inc.*	10,495,744
81,417	Seattle Genetics, Inc.*	2,985,561

		31,099,588

Chemicals – 1.0%
21,025	Albemarle Corp.	1,227,439
19,004	Ecolab, Inc.	2,113,815
3,193	LyondellBasell Industries NV Class A	292,575
3,921	Praxair, Inc.	494,007

		4,127,836

Commercial Banks – 0.5%
31,052	JPMorgan Chase & Co.	1,878,025

Commercial Services & Supplies – 0.1%
4,400	Cintas Corp.	322,256

Communications Equipment – 1.2%
60,924	Brocade Communications Systems, Inc.	653,714
6,922	F5 Networks, Inc.*	851,268
13,648	Harris Corp.	949,901
30,300	QUALCOMM, Inc.	2,378,853

		4,833,736

Computers & Peripherals – 10.0%
228,220	Apple, Inc.	24,647,760
146,081	EMC Corp.	4,196,907
89,902	Hewlett-Packard Co.	3,225,684
9,745	NetApp, Inc.	417,086
66,516	Seagate Technology PLC	4,179,200
42,327	Western Digital Corp.	4,163,707

		40,830,344

Diversified Financial Services – 1.9%
91,340	The NASDAQ OMX Group, Inc.	3,951,368

Common Stocks – (continued)
Diversified Financial Services – (continued)
100,102	Voya Financial, Inc.	$3,929,004

		7,880,372

Diversified Telecommunication Services – 1.9%
46,123	CenturyLink, Inc.	1,913,182
79,567	Verizon Communications, Inc.(a)	3,998,242
164,125	Windstream Holdings, Inc.(b)	1,720,030

		7,631,454

Electric Utilities – 0.1%
4,035	Entergy Corp.	339,021

Electrical Equipment – 0.7%
46,177	Emerson Electric Co.	2,958,099

Electronic Equipment, Instruments & Components – 0.5%
35,276	Corning, Inc.	720,689
123,819	Flextronics International Ltd.*	1,327,339

		2,048,028

Energy Equipment & Services – 1.5%
63,917	Baker Hughes, Inc.	3,385,044
16,381	Nabors Industries Ltd.	292,401
15,494	National Oilwell Varco, Inc.	1,125,484
10,097	Schlumberger Ltd.	996,170
11,170	Superior Energy Services, Inc.	280,926

		6,080,025

Food & Staples Retailing – 1.1%
30,438	CVS Health Corp.	2,611,885
31,515	Walgreen Co.	2,023,893

		4,635,778

Food Products – 1.4%
67,872	Pilgrim’s Pride Corp.*	1,928,244
92,380	Tyson Foods, Inc. Class A	3,727,533

		5,655,777

Health Care Providers & Services – 3.2%
52,259	Aetna, Inc.	4,311,890
49,618	Cardinal Health, Inc.	3,894,021
6,573	UnitedHealth Group, Inc.	624,501
32,037	WellPoint, Inc.	4,058,767

		12,889,179

Hotels, Restaurants & Leisure – 3.2%
24,077	Brinker International, Inc.	1,291,490
70,771	Carnival Corp.	2,841,456
60,638	Royal Caribbean Cruises Ltd.	4,121,565
68,141	Yum! Brands, Inc.	4,894,568

		13,149,079

Household Durables – 1.0%
114,201	Newell Rubbermaid, Inc.	3,806,319
203	NVR, Inc.*	249,199

		4,055,518

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2014

Shares	Description	Value

Common Stocks – (continued)
Household Products – 1.3%
46,302	Kimberly-Clark Corp.	$5,290,930

Industrial Conglomerates – 2.3%
9,311	3M Co.	1,431,753
53,700	Danaher Corp.	4,317,480
143,040	General Electric Co.	3,691,862

		9,441,095

Insurance – 2.0%
48,622	Reinsurance Group of America, Inc.	4,096,403
38,425	The Travelers Cos., Inc.	3,873,240

		7,969,643

Internet & Catalog Retail* – 1.6%
14,094	Amazon.com, Inc.	4,305,153
1,771	The Priceline Group, Inc.	2,136,198

		6,441,351

Internet Software & Services* – 3.8%
122,098	eBay, Inc.	6,410,145
26,738	Facebook, Inc. Class A	2,005,082
5,776	Google, Inc. Class A	3,280,017
6,858	Google, Inc. Class C	3,834,171

		15,529,415

IT Services – 1.5%
15,931	International Business Machines Corp.	2,619,056
10,933	Teradata Corp.*	462,685
6,117	Visa, Inc. Class A	1,476,827
112,966	Xerox Corp.	1,500,189

		6,058,757

Machinery – 1.6%
22,212	Dover Corp.	1,764,521
41,961	SPX Corp.	3,977,483
8,349	Stanley Black & Decker, Inc.	781,801

		6,523,805

Media – 6.5%
159,692	Comcast Corp. Class A	8,837,267
17,547	DIRECTV*	1,522,904
767,480	Sirius XM Holdings, Inc.*(b)	2,632,457
11,438	The Walt Disney Co.	1,045,205
11,786	Time Warner Cable, Inc.	1,735,017
137,611	Twenty-First Century Fox, Inc. Class A	4,744,827
30,784	Twenty-First Century Fox, Inc. Class B	1,021,105
69,884	Viacom, Inc. Class B	5,079,169

		26,617,951

Metals & Mining – 0.1%
5,959	United States Steel Corp.	238,598

Multiline Retail – 0.2%
14,936	Target Corp.	923,344

Oil, Gas & Consumable Fuels – 6.7%
9,163	Exxon Mobil Corp.	886,154
63,639	HollyFrontier Corp.	2,887,938

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
50,938	Kinder Morgan, Inc.(b)	$1,971,301
53,613	Marathon Petroleum Corp.	4,873,422
65,918	PBF Energy, Inc. Class A	1,718,482
59,135	Phillips 66	4,642,097
5,605	SM Energy Co.	315,561
62,094	Tesoro Corp.	4,434,133
85,438	Valero Energy Corp.	4,279,589
19,913	Whiting Petroleum Corp.*	1,219,472

		27,228,149

Personal Products(b) – 0.3%
24,474	Herbalife Ltd.	1,283,906

Pharmaceuticals – 4.4%
113,844	AbbVie, Inc.	7,224,540
19,370	Johnson & Johnson	2,087,699
82,404	Merck & Co., Inc.	4,774,488
134,070	Pfizer, Inc.	4,015,396

		18,102,123

Professional Services – 0.0%
2,211	Manpowergroup, Inc.	147,584

Road & Rail – 1.0%
3,780	Con-way, Inc.	163,939
6,317	Hertz Global Holdings, Inc.*	138,469
20,762	Norfolk Southern Corp.	2,297,108
10,888	Union Pacific Corp.	1,267,907

		3,867,423

Semiconductors & Semiconductor Equipment – 1.8%
18,595	Lam Research Corp.	1,447,807
65,990	Micron Technology, Inc.*	2,183,609
74,981	Texas Instruments, Inc.	3,723,556

		7,354,972

Software – 9.6%
75,753	Adobe Systems, Inc.*(a)	5,311,800
76,468	CA, Inc.	2,222,160
56,303	Intuit, Inc.	4,955,227
283,189	Microsoft Corp.	13,295,723
224,351	Oracle Corp.	8,760,907
73,026	salesforce.com, Inc.*	4,672,934

		39,218,751

Specialty Retail – 6.1%
13,427	Abercrombie & Fitch Co. Class A	449,536
60,275	Bed Bath & Beyond, Inc.*	4,058,919
21,963	Best Buy Co., Inc.	749,817
86,296	GameStop Corp. Class A(b)	3,690,017
108,000	Lowe’s Cos., Inc.	6,177,600
113,235	The Gap, Inc.	4,290,474
54,583	The Home Depot, Inc.(a)	5,322,934

		24,739,297

Tobacco – 0.1%
7,074	Reynolds American, Inc.	445,025

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Trading Companies & Distributors* – 0.1%
2,103	United Rentals, Inc.	$231,456

TOTAL COMMON STOCKS
(Cost $360,629,879)		$387,669,106

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(c) – 4.6%
Repurchase Agreement – 4.6%
Joint Repurchase Agreement Account II
$18,900,000	0.116%	11/03/14	$18,900,000
(Cost $18,900,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $379,529,879)			$406,569,106

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 2.5%
Goldman Sachs Financial Square Money Market Fund – FST Shares
9,972,213	0.063%	$9,972,213
(Cost $9,972,213)

TOTAL INVESTMENTS – 102.3%
(Cost $389,502,092)		$416,541,319

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.3)%		(9,362,611)

NET ASSETS – 100.0%		$407,178,708

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Joint repurchase agreement was entered into on October 31, 2014. Additional information appears on page 65.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at October 31, 2014.
(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	155	December 2014	$15,588,350	$394,827

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments

October 31, 2014

Shares	Description	Value

Common Stocks – 97.7%
Aerospace & Defense – 1.4%
1,641	Northrop Grumman Corp.	$226,393
60,948	Raytheon Co.	6,331,278

		6,557,671

Air Freight & Logistics – 0.1%
3,982	FedEx Corp.	666,587

Airlines – 1.8%
144,055	Delta Air Lines, Inc.	5,795,333
83,623	Southwest Airlines Co.	2,883,321

		8,678,654

Beverages – 0.9%
47,123	PepsiCo., Inc.	4,531,819

Biotechnology* – 2.1%
14,593	Biogen Idec, Inc.	4,685,521
43,146	Gilead Sciences, Inc.	4,832,352
11,860	Seattle Genetics, Inc.	434,906

		9,952,779

Capital Markets – 2.7%
4,947	Ameriprise Financial, Inc.	624,163
54,424	E*TRADE Financial Corp.*	1,213,655
23,945	Legg Mason, Inc.	1,245,140
65,296	Morgan Stanley	2,282,095
70,531	Northern Trust Corp.	4,676,205
10,221	Raymond James Financial, Inc.	573,705
9,411	State Street Corp.	710,154
26,853	TD Ameritrade Holding Corp.	906,020
15,997	The Bank of New York Mellon Corp.	619,404

		12,850,541

Chemicals – 0.1%
5,026	Praxair, Inc.	633,226

Commercial Banks – 9.6%
224,277	Bank of America Corp.	3,848,593
56,400	Citigroup, Inc.	3,019,092
5,685	City National Corp.	447,466
258,598	JPMorgan Chase & Co.	15,640,007
61,984	PacWest Bancorp	2,644,238
70,536	Regions Financial Corp.	700,423
149,636	SunTrust Banks, Inc.	5,856,753
48,387	Synovus Financial Corp.	1,227,094
43,161	The PNC Financial Services Group, Inc.	3,728,679
168,970	Wells Fargo & Co.	8,970,617

		46,082,962

Communications Equipment – 0.2%
47,760	Cisco Systems, Inc.	1,168,687

Computers & Peripherals – 4.5%
167,353	EMC Corp.	4,808,052
219,387	Hewlett-Packard Co.	7,871,605
51,903	Seagate Technology PLC	3,261,065
56,753	Western Digital Corp.	5,582,793

		21,523,515

Common Stocks – (continued)
Construction & Engineering* – 0.1%
8,037	AECOM Technology Corp.	$261,604

Consumer Finance – 1.1%
47,871	Capital One Financial Corp.	3,962,283
73,584	Navient Corp.	1,455,491

		5,417,774

Diversified Financial Services – 3.7%
52,850	Berkshire Hathaway, Inc. Class B*	7,407,456
117,370	The NASDAQ OMX Group, Inc.	5,077,426
132,388	Voya Financial, Inc.	5,196,229

		17,681,111

Diversified Telecommunication Services – 3.4%
376,359	AT&T, Inc.(a)	13,112,348
41,136	CenturyLink, Inc.	1,706,321
161,650	Windstream Holdings, Inc.(b)	1,694,092

		16,512,761

Electric Utilities – 2.4%
104,536	American Electric Power Co., Inc.	6,098,630
64,677	Entergy Corp.	5,434,162

		11,532,792

Electrical Equipment – 1.0%
76,473	Emerson Electric Co.	4,898,860

Energy Equipment & Services – 0.3%
12,621	National Oilwell Varco, Inc.	916,789
12,957	Superior Energy Services, Inc.	325,869

		1,242,658

Food & Staples Retailing – 0.6%
24,394	CVS Health Corp.	2,093,249
10,172	Wal-Mart Stores, Inc.	775,819

		2,869,068

Food Products – 0.4%
46,320	Pilgrim’s Pride Corp.*	1,315,951
12,126	Tyson Foods, Inc. Class A	489,284

		1,805,235

Health Care Providers & Services – 4.7%
70,965	Aetna, Inc.(a)	5,855,322
55,129	Cardinal Health, Inc.	4,326,524
62,906	UnitedHealth Group, Inc.	5,976,699
52,458	WellPoint, Inc.	6,645,904

		22,804,449

Hotels, Restaurants & Leisure – 1.0%
33,351	Carnival Corp.	1,339,043
51,403	Royal Caribbean Cruises Ltd.	3,493,862

		4,832,905

Household Durables – 1.1%
122,987	Newell Rubbermaid, Inc.	4,099,157
1,062	NVR, Inc.*	1,303,690

		5,402,847

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Household Products – 2.2%
43,748	Kimberly-Clark Corp.	$4,999,084
65,259	The Procter & Gamble Co.	5,695,153

		10,694,237

Industrial Conglomerates – 4.9%
81,852	Danaher Corp.	6,580,901
657,509	General Electric Co.	16,970,307

		23,551,208

Insurance – 7.7%
122,037	Allied World Assurance Co. Holdings AG	4,637,406
108,526	Aspen Insurance Holdings Ltd.	4,734,989
29,555	Assurant, Inc.	2,016,242
58,224	Axis Capital Holdings Ltd.	2,802,903
62,651	Endurance Specialty Holdings Ltd.	3,630,625
38,202	Lincoln National Corp.	2,091,942
47,875	MetLife, Inc.	2,596,740
61,013	Reinsurance Group of America, Inc.	5,140,345
21,657	The Chubb Corp.	2,151,840
64,000	The Travelers Cos., Inc.	6,451,200
18,514	Validus Holdings Ltd.	736,487

		36,990,719

Internet Software & Services* – 1.0%
92,428	eBay, Inc.	4,852,470

IT Services – 0.1%
18,055	Xerox Corp.	239,770

Machinery – 0.9%
43,749	SPX Corp.	4,146,968

Media – 2.4%
97,211	Comcast Corp. Class A	5,371,545
1,471	Time Warner Cable, Inc.	216,546
30,789	Twenty-First Century Fox, Inc. Class B	1,021,271
64,688	Viacom, Inc. Class B	4,701,524

		11,310,886

Metals & Mining – 0.3%
12,945	Newmont Mining Corp.	242,848
25,189	United States Steel Corp.	1,008,568

		1,251,416

Multi-Utilities – 1.0%
18,131	CenterPoint Energy, Inc.	445,116
65,611	Consolidated Edison, Inc.	4,157,113

		4,602,229

Oil, Gas & Consumable Fuels – 13.4%
17,583	Chesapeake Energy Corp.	389,991
54,283	Chevron Corp.	6,511,246
40,198	ConocoPhillips	2,900,286
251,035	Exxon Mobil Corp.	24,277,595
79,958	HollyFrontier Corp.	3,628,494
43,015	Kinder Morgan, Inc.(b)	1,664,681

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
57,843	Marathon Petroleum Corp.	$5,257,929
5,943	Newfield Exploration Co.*	193,801
20,131	Occidental Petroleum Corp.	1,790,250
20,689	PBF Energy, Inc. Class A	539,362
76,641	Phillips 66	6,016,318
74,449	Tesoro Corp.	5,316,403
115,693	Valero Energy Corp.	5,795,062
4,620	Whiting Petroleum Corp.*	282,929

		64,564,347

Pharmaceuticals – 8.4%
137,567	Johnson & Johnson	14,826,971
201,157	Merck & Co., Inc.	11,655,037
463,345	Pfizer, Inc.	13,877,183

		40,359,191

Real Estate Investment Trusts – 1.6%
66,727	Equity Lifestyle Properties, Inc.	3,276,296
22,515	Equity Residential	1,566,143
91,187	Hospitality Properties Trust	2,700,047
4,317	ProLogis, Inc.	179,803

		7,722,289

Road & Rail – 0.5%
15,532	CSX Corp.	553,405
18,530	Norfolk Southern Corp.	2,050,159

		2,603,564

Semiconductors & Semiconductor Equipment – 0.5%
73,441	Intel Corp.	2,497,728

Software – 5.9%
43,386	Adobe Systems, Inc.*	3,042,226
166,520	CA, Inc.	4,839,071
55,803	Intuit, Inc.	4,911,222
222,990	Microsoft Corp.	10,469,381
116,521	Oracle Corp.	4,550,145
12,407	salesforce.com, Inc.*	793,924

		28,605,969

Specialty Retail – 3.7%
75,793	Bed Bath & Beyond, Inc.*	5,103,900
75,139	GameStop Corp. Class A(b)	3,212,944
85,794	Lowe’s Cos., Inc.	4,907,417
122,419	The Gap, Inc.	4,638,456

		17,862,717

TOTAL COMMON STOCKS
(Cost $445,762,127)		$469,764,213

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(c) – 2.4%
Repurchase Agreement – 2.4%
Joint Repurchase Agreement Account II
$11,400,000	0.116%	11/03/14	$11,400,000
(Cost $11,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $457,162,127)			$481,164,213

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 1.1%
Goldman Sachs Financial Square Money Market Fund – FST Shares
5,490,200	0.063%	$5,490,200
(Cost $5,490,200)

TOTAL INVESTMENTS – 101.2%
(Cost $462,652,327)		$486,654,413

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%		(5,611,780)

NET ASSETS – 100.0%		$481,042,633

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Joint repurchase agreement was entered into on October 31, 2014. Additional information appears on page 65.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2014.
(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	85	December 2014	$8,548,450	$195,988

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2014

Shares	Description	Value

Common Stocks – 97.7%
Aerospace & Defense – 1.3%
13,319	AAR Corp.(a)	$352,954
5,931	American Science and Engineering, Inc.	327,984
27,216	Engility Holdings, Inc.*	1,175,731
8,109	Moog, Inc. Class A*	620,663

		2,477,332

Airlines – 1.1%
130,709	JetBlue Airways Corp.*(b)	1,508,382
41,838	SkyWest, Inc.	481,974

		1,990,356

Auto Components* – 1.0%
67,067	Modine Manufacturing Co.	860,470
22,285	Stoneridge, Inc.	289,482
28,492	Tower International, Inc.	692,355

		1,842,307

Beverages – 0.2%
3,586	Coca-Cola Bottling Co.	324,318

Biotechnology* – 6.9%
10,552	Achillion Pharmaceuticals, Inc.	123,986
27,554	Acorda Therapeutics, Inc.(a)	959,430
36,171	Aegerion Pharmaceuticals, Inc.(b)	730,293
92,899	Dyax Corp.	1,149,161
48,084	Emergent Biosolutions, Inc.	1,087,660
3,366	Enanta Pharmaceuticals, Inc.	144,738
36,719	Genomic Health, Inc.(b)	1,334,368
6,565	Insys Therapeutics, Inc.(b)	267,031
38,082	Isis Pharmaceuticals, Inc.(b)	1,754,057
22,822	Ligand Pharmaceuticals, Inc. Class B	1,261,372
36,954	MannKind Corp.(b)	222,094
51,981	NPS Pharmaceuticals, Inc.	1,424,279
1,576	Ophthotech Corp.	65,751
2,546	Puma Biotechnology, Inc.	638,028
53,429	Repligen Corp.	1,347,479
5,573	Ultragenyx Pharmaceutical, Inc.	261,987

		12,771,714

Building Products – 0.6%
10,509	American Woodmark Corp.*	429,923
5,589	Quanex Building Products Corp.	111,892
12,102	Universal Forest Products, Inc.	604,737

		1,146,552

Capital Markets – 1.4%
8,435	Arlington Asset Investment Corp. Class A	230,950
13,611	GAMCO Investors, Inc. Class A	1,124,541
22,591	Piper Jaffray Cos., Inc.*	1,275,488

		2,630,979

Chemicals – 1.9%
15,895	A. Schulman, Inc.	562,842
23,273	FutureFuel Corp.	309,996
19,658	Innophos Holdings, Inc.	1,120,506
28,652	OM Group, Inc.	745,812
21,452	PolyOne Corp.	793,938

		3,533,094

Common Stocks – (continued)
Commercial Banks – 3.8%
21,572	1st Source Corp.	$674,988
4,442	BancorpSouth, Inc.	102,299
4,376	Columbia Banking System, Inc.	121,565
88,335	CVB Financial Corp.	1,393,927
14,083	First Bancorp, Inc.	249,128
42,747	First Interstate BancSystem, Inc.	1,254,197
7,667	Great Southern Bancorp, Inc.	291,423
13,079	International Bancshares Corp.	371,051
71,793	OFG Bancorp(b)	1,117,817
9,135	Old National Bancorp	132,914
38,360	PrivateBancorp, Inc.	1,239,795
1,011	Prosperity Bancshares, Inc.	61,055

		7,010,159

Commercial Services & Supplies – 1.8%
21,550	Deluxe Corp.	1,310,240
62,756	Kimball International, Inc. Class B	1,128,353
37,793	Quad Graphics, Inc.	833,336

		3,271,929

Communications Equipment* – 1.2%
21,970	Calix, Inc.	237,496
107,160	Harmonic, Inc.	714,757
2,072	NETGEAR, Inc.	70,531
95,092	Polycom, Inc.	1,243,803

		2,266,587

Construction & Engineering* – 0.1%
7,578	Tutor Perini Corp.	212,260

Consumer Finance – 1.9%
28,436	Cash America International, Inc.	1,397,629
81,038	EZCORP, Inc. Class A*	914,109
15,849	World Acceptance Corp.*(b)	1,135,739

		3,447,477

Containers & Packaging* – 0.9%
129,642	Graphic Packaging Holding Co.	1,572,557

Distributors – 0.5%
16,174	Core-Mark Holding Co., Inc.	938,577

Diversified Consumer Services – 1.3%
30,034	Bridgepoint Education, Inc.*	379,630
56,127	K12, Inc.*	695,975
59,737	Regis Corp.	1,014,334
4,416	Strayer Education, Inc.*	323,207

		2,413,146

Diversified Telecommunication Services* – 0.0%
6,517	magicJack VocalTec Ltd.	60,608

Electrical Equipment – 0.8%
16,577	General Cable Corp.	234,896
18,359	GrafTech International Ltd.*	78,760
34,160	LSI Industries, Inc.	244,585
22,666	Polypore International, Inc.*(b)	995,491

		1,553,732

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2014

Shares	Description	Value

Common Stocks – (continued)
Electronic Equipment, Instruments & Components* – 2.1%
56,868	Benchmark Electronics, Inc.	$1,348,909
15,950	Insight Enterprises, Inc.	362,863
9,438	OSI Systems, Inc.	668,965
57,775	Sanmina Corp.	1,448,419

		3,829,156

Energy Equipment & Services – 1.1%
27,669	Basic Energy Services, Inc.*	356,930
37,982	ION Geophysical Corp.*	106,349
131,846	Key Energy Services, Inc.*	400,812
85,965	Pioneer Energy Services Corp.*	789,159
19,904	Tesco Corp.	378,972

		2,032,222

Food Products – 1.3%
13,351	Cal-Maine Foods, Inc.	1,172,084
14,828	Sanderson Farms, Inc.(b)	1,245,256

		2,417,340

Health Care Equipment & Supplies – 3.9%
1,241	Abaxis, Inc.	65,351
8,566	Anika Therapeutics, Inc.*	343,839
2,697	Atrion Corp.	890,037
17,527	Cantel Medical Corp.	743,145
25,571	Greatbatch, Inc.*	1,283,409
9,476	ICU Medical, Inc.*	671,848
12,635	Invacare Corp.	198,496
29,590	Natus Medical, Inc.*	1,006,060
33,994	NuVasive, Inc.*	1,390,355
9,804	Orthofix International NV*	287,747
14,108	Thoratec Corp.*	383,455

		7,263,742

Health Care Providers & Services – 1.5%
2,887	Amsurg Corp.*	155,927
18,756	Magellan Health, Inc.*	1,135,113
6,860	Molina Healthcare, Inc.*	333,670
32,974	PharMerica Corp.*	946,024
5,037	Select Medical Holdings Corp.	72,634
30,523	Skilled Healthcare Group, Inc. Class A*	211,524

		2,854,892

Hotels, Restaurants & Leisure – 3.3%
9,553	Buffalo Wild Wings, Inc.*	1,426,072
905	DineEquity, Inc.	80,509
2,357	El Pollo Loco Holdings, Inc.*(b)	84,027
20,244	Marriott Vacations Worldwide Corp.	1,405,743
24,238	Papa John’s International, Inc.	1,133,369
53,928	Sonic Corp.*	1,359,525
5,272	The Cheesecake Factory, Inc.	242,196
4,206	Vail Resorts, Inc.	363,230

		6,094,671

Household Durables – 2.3%
16,112	Cavco Industries, Inc.*	1,174,081
27,125	Ethan Allen Interiors, Inc.	767,638

Common Stocks – (continued)
Household Durables – (continued)
22,401	Helen of Troy Ltd.*	$1,385,502
3,980	The Ryland Group, Inc.	142,524
15,073	Universal Electronics, Inc.*	857,503

		4,327,248

Insurance – 3.3%
56,857	American Equity Investment Life Holding Co.	1,467,479
26,295	AmTrust Financial Services, Inc.(b)	1,179,857
23,959	Argo Group International Holdings Ltd.	1,336,912
9,933	Global Indemnity PLC*	287,858
19,128	Selective Insurance Group, Inc.	493,885
55,325	Symetra Financial Corp.	1,311,203

		6,077,194

Internet & Catalog Retail – 0.8%
2,548	HSN, Inc.	168,346
26,193	Lands’ End, Inc.*(b)	1,243,382

		1,411,728

Internet Software & Services – 3.9%
39,605	Constant Contact, Inc.*	1,400,433
39,799	Conversant, Inc.*	1,402,915
15,056	Envestnet, Inc.*	668,788
28,206	LogMeIn, Inc.*	1,355,298
33,034	Marchex, Inc. Class B	126,520
51,391	Web.com Group, Inc.*	1,055,057
27,349	WebMD Health Corp.*(b)	1,167,255

		7,176,266

IT Services – 1.2%
77,501	Ciber, Inc.*	253,428
2,851	Exlservice Holdings, Inc.*	79,800
41,398	ManTech International Corp. Class A	1,165,768
32,623	Sykes Enterprises, Inc.*	702,699

		2,201,695

Leisure Equipment & Products – 0.1%
34,524	Callaway Golf Co.	270,668

Life Sciences Tools & Services* – 0.6%
32,228	Affymetrix, Inc.	290,374
15,659	PAREXEL International Corp.	850,441

		1,140,815

Machinery – 2.0%
9,701	Briggs & Stratton Corp.	196,057
27,614	Hillenbrand, Inc.	919,270
12,889	Hyster-Yale Materials Handling, Inc.	1,011,657
8,671	Kadant, Inc.	358,459
17,149	Miller Industries, Inc.	339,036
13,420	The Greenbrier Cos., Inc.(b)	839,287
4,809	Wabash National Corp.*	49,533

		3,713,299

Media – 0.9%
13,855	Entercom Communications Corp. Class A*	142,429

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Media – (continued)
44,613	Harte-Hanks, Inc.	$290,431
56,376	Time, Inc.*	1,273,534

		1,706,394

Metals & Mining – 2.3%
8,779	Century Aluminum Co.*	257,049
59,990	Globe Specialty Metals, Inc.	1,128,412
17,340	Kaiser Aluminum Corp.	1,205,997
34,852	Materion Corp.	1,374,912
12,893	Schnitzer Steel Industries, Inc. Class A	303,630

		4,270,000

Multi-Utilities – 0.6%
33,657	Avista Corp.	1,193,141

Oil, Gas & Consumable Fuels – 2.5%
8,007	Alon USA Energy, Inc.	128,432
11,525	Cloud Peak Energy, Inc.*	137,954
45,094	Comstock Resources, Inc.	533,913
7,578	Contango Oil & Gas Co.*	277,128
31,373	Delek US Holdings, Inc.(b)	1,063,231
30,942	Dorian LPG Ltd.*	443,399
92,198	Forest Oil Corp.*(b)	74,680
31,767	Green Plains, Inc.	1,086,432
11,724	REX American Resources Corp.*	853,038

		4,598,207

Pharmaceuticals* – 2.3%
31,009	Horizon Pharma PLC(b)	401,256
47,249	Impax Laboratories, Inc.	1,368,803
14,456	Pacira Pharmaceuticals, Inc.	1,341,806
32,737	Prestige Brands Holdings, Inc.	1,159,545

		4,271,410

Professional Services – 1.4%
4,414	Barrett Business Services, Inc.	103,773
19,021	CDI Corp.	326,971
47,936	Korn/Ferry International*	1,338,852
8,418	Navigant Consulting, Inc.*	129,553
54,733	RPX Corp.*	768,999

		2,668,148

Real Estate Investment Trusts – 13.6%
35,291	American Assets Trust, Inc.	1,353,057
6,269	American Capital Mortgage Investment Corp.	122,810
218,956	Anworth Mortgage Asset Corp.	1,136,382
38,324	Colony Financial, Inc.	853,859
19,038	Coresite Realty Corp.	704,787
83,450	Cousins Properties, Inc.	1,085,684
58,786	CubeSmart	1,237,445
44,919	CyrusOne, Inc.	1,226,738
124,665	CYS Investments, Inc.	1,113,258
47,379	DuPont Fabros Technology, Inc.	1,467,328
59,437	First Industrial Realty Trust, Inc.	1,160,804
75,709	Invesco Mortgage Capital, Inc.	1,252,227
5,937	LaSalle Hotel Properties	232,790
13,056	Mack-Cali Realty Corp.	244,539

Common Stocks – (continued)
Real Estate Investment Trusts – (continued)
36,148	Pebblebrook Hotel Trust	$1,539,905
63,383	Pennsylvania Real Estate Investment Trust	1,358,298
15,753	PS Business Parks, Inc.	1,326,718
69,939	Resource Capital Corp.	369,977
13,209	RLJ Lodging Trust	425,594
17,368	Sovran Self Storage, Inc.	1,477,843
87,883	Strategic Hotels & Resorts, Inc.*	1,129,296
100,616	Sunstone Hotel Investors, Inc.	1,540,431
38,111	The Geo Group, Inc.	1,522,153
83,711	Western Asset Mortgage Capital Corp.(b)	1,257,339

		25,139,262

Road & Rail – 1.0%
29,956	ArcBest Corp.	1,159,297
31,824	Marten Transport Ltd.	624,387

		1,783,684

Semiconductors & Semiconductor Equipment – 6.1%
68,278	Brooks Automation, Inc.	841,868
42,927	Cirrus Logic, Inc.*	828,491
44,846	Diodes, Inc.*	1,158,372
84,529	Fairchild Semiconductor International, Inc.*	1,297,520
88,230	Integrated Device Technology, Inc.*	1,447,854
7,859	International Rectifier Corp.*	312,553
70,137	Intersil Corp. Class A	932,121
54,171	Lattice Semiconductor Corp.*	363,488
44,806	OmniVision Technologies, Inc.*	1,199,905
76,272	Rambus, Inc.*	873,314
130,422	RF Micro Devices, Inc.*	1,696,790
14,911	Spansion, Inc. Class A*	306,868

		11,259,144

Software – 6.5%
30,152	Advent Software, Inc.	1,042,053
40,381	Aspen Technology, Inc.*	1,491,270
61,020	AVG Technologies NV*	1,093,478
34,086	Blackbaud, Inc.	1,516,827
9,585	CommVault Systems, Inc.*	424,999
13,646	Compuware Corp.	138,507
26,718	Ebix, Inc.(b)	394,091
42,355	Monotype Imaging Holdings, Inc.	1,211,777
30,870	NetScout Systems, Inc.*	1,137,868
49,046	Pegasystems, Inc.	1,062,827
39,614	Progress Software Corp.*	1,026,003
32,807	SS&C Technologies Holdings, Inc.*	1,585,234

		12,124,934

Specialty Retail – 3.7%
41,059	Brown Shoe Co., Inc.	1,091,759
40,873	Haverty Furniture Cos., Inc.	899,615
20,632	hhgregg, Inc.*(b)	106,874
13,684	Mattress Firm Holding Corp.*	864,692
41,395	Pier 1 Imports, Inc.	533,995
50,486	Select Comfort Corp.*	1,296,985
13,059	The Buckle, Inc.(b)	644,200

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2014

Shares	Description	Value

Common Stocks – (continued)
Specialty Retail – (continued)
28,091	The Cato Corp. Class A	$1,002,006
8,796	The Finish Line, Inc. Class A	232,830
20,001	The Pep Boys-Manny, Moe & Jack*	190,610

		6,863,566

Textiles, Apparel & Luxury Goods – 1.4%
32,439	Iconix Brand Group, Inc.*	1,297,884
2,910	Movado Group, Inc.	102,723
20,796	Skechers U.S.A., Inc. Class A*	1,138,581
3,436	Unifi, Inc.*	96,105

		2,635,293

Thrifts & Mortgage Finance – 0.2%
16,796	Brookline Bancorp, Inc.	161,074
14,113	Oritani Financial Corp.	208,449

		369,523

Trading Companies & Distributors – 0.9%
29,570	TAL International Group, Inc.*	1,275,354
2,957	Watsco, Inc.	300,490

		1,575,844

Wireless Telecommunication Services – 0.2%
22,931	Spok Holdings, Inc.	372,399

TOTAL COMMON STOCKS
(Cost $168,690,300)		$181,105,569

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(c) – 2.4%
Repurchase Agreement – 2.4%
Joint Repurchase Agreement Account II
$4,500,000	0.116%	11/03/14	$4,500,000
(Cost $4,500,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $173,190,300)			$185,605,569

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 8.8%
Goldman Sachs Financial Square Money Market Fund – FST Shares
16,225,232	0.063%	$16,225,232
(Cost $16,225,232)

TOTAL INVESTMENTS – 108.9%
(Cost $189,415,532)		$201,830,801

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.9)%		(16,449,416)

NET ASSETS – 100.0%		$185,381,385

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Joint repurchase agreement was entered into on October 31, 2014. Additional information appears on page 65.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2014.
(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	24	December 2014	$2,810,400	$233,903

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments

October 31, 2014

Shares	Description	Value

Common Stocks – 95.5%
Aerospace & Defense* – 1.2%
12,912	Aerovironment, Inc.	$395,753
4,107	Moog, Inc. Class A	314,350
5,962	Orbital Sciences Corp.	156,800

		866,903

Air Freight & Logistics* – 0.6%
11,969	Hub Group, Inc. Class A	434,355

Airlines* – 1.2%
25,494	Hawaiian Holdings, Inc.	442,066
40,616	JetBlue Airways Corp.(a)	468,709

		910,775

Auto Components – 0.7%
21,183	Dana Holding Corp.	433,404
5,284	Stoneridge, Inc.*	68,639

		502,043

Biotechnology* – 11.2%
10,358	Achillion Pharmaceuticals, Inc.	121,707
12,254	Acorda Therapeutics, Inc.(b)	426,684
3,416	Aegerion Pharmaceuticals, Inc.	68,969
7,271	Anacor Pharmaceuticals, Inc.	213,840
3,468	BioCryst Pharmaceuticals, Inc.	40,645
13,309	Chimerix, Inc.(a)	413,111
50,029	Dyax Corp.	618,859
9,107	Emergent Biosolutions, Inc.	206,000
5,502	Enanta Pharmaceuticals, Inc.(a)	236,586
7,561	Epizyme, Inc.	200,593
11,832	Genomic Health, Inc.(a)	429,975
22,959	Halozyme Therapeutics, Inc.(a)	220,866
6,360	Insys Therapeutics, Inc.(a)	258,693
15,250	Intrexon Corp.(a)	340,380
6,149	Ironwood Pharmaceuticals, Inc.	86,209
20,880	Isis Pharmaceuticals, Inc.(a)(b)	961,733
9,535	Ligand Pharmaceuticals, Inc. Class B	526,999
45,849	MannKind Corp.(a)	275,552
558	NewLink Genetics Corp.	18,219
12,840	NPS Pharmaceuticals, Inc.	351,816
9,842	Ophthotech Corp.	410,608
9,356	PTC Therapeutics, Inc.	382,380
2,211	Puma Biotechnology, Inc.	554,077
19,879	Repligen Corp.	501,348
3,455	Sangamo Biosciences, Inc.	41,944
8,110	Ultragenyx Pharmaceutical, Inc.	381,251

		8,289,044

Building Products – 0.8%
1,584	American Woodmark Corp.*	64,802
1,362	Masonite International Corp.*	73,630
4,516	Quanex Building Products Corp.	90,410
7,231	Universal Forest Products, Inc.	361,333

		590,175

Capital Markets – 1.0%
2,947	GAMCO Investors, Inc. Class A	243,481
3,751	Marcus & Millichap, Inc.*	116,506

Common Stocks – (continued)
Capital Markets – (continued)
7,269	Piper Jaffray Cos., Inc.*	$410,408

		770,395

Chemicals – 1.2%
886	A. Schulman, Inc.	31,373
2,170	Calgon Carbon Corp.*	45,635
7,021	Innophos Holdings, Inc.	400,197
783	PolyOne Corp.	28,979
24,147	Trinseo SA*	348,924

		855,108

Commercial Banks – 0.9%
11,035	First Interstate BancSystem, Inc.	323,767
22,560	OFG Bancorp	351,259

		675,026

Commercial Services & Supplies – 2.7%
7,049	Deluxe Corp.	428,579
11,670	HNI Corp.	544,406
4,026	Kimball International, Inc. Class B	72,387
21,652	Knoll, Inc.	430,658
870	Mobile Mini, Inc.	38,132
27,787	Steelcase, Inc. Class A	492,386

		2,006,548

Communications Equipment* – 0.9%
22,960	Aruba Networks, Inc.	495,477
3,803	Calix, Inc.	41,110
3,861	Polycom, Inc.	50,502
4,796	Ruckus Wireless, Inc.	62,252

		649,341

Construction & Engineering* – 0.5%
19,555	Aegion Corp.	358,248

Consumer Finance – 0.1%
1,155	Cash America International, Inc.	56,768
623	World Acceptance Corp.*(a)	44,644

		101,412

Containers & Packaging* – 1.2%
6,769	Berry Plastics Group, Inc.	176,129
58,265	Graphic Packaging Holding Co.	706,755

		882,884

Distributors – 0.5%
6,287	Core-Mark Holding Co., Inc.	364,835

Diversified Consumer Services – 1.4%
2,532	Capella Education Co.	179,114
3,718	K12, Inc.*	46,103
21,865	Regis Corp.	371,268
6,143	Strayer Education, Inc.*	449,606

		1,046,091

Electrical Equipment – 1.2%
25,009	General Cable Corp.	354,377

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2014

Shares	Description	Value

Common Stocks – (continued)
Electrical Equipment – (continued)
74,427	GrafTech International Ltd.*	$319,292
4,765	Polypore International, Inc.*	209,279

		882,948

Electronic Equipment, Instruments & Components – 2.2%
6,353	Benchmark Electronics, Inc.*	150,693
746	Coherent, Inc.*	48,602
5,438	Methode Electronics, Inc.	214,148
22,299	Newport Corp.*	398,929
5,670	OSI Systems, Inc.*	401,890
10,522	Plexus Corp.*	435,085

		1,649,347

Energy Equipment & Services – 1.7%
2,984	Basic Energy Services, Inc.*	38,494
8,661	Forum Energy Technologies, Inc.*	236,445
70,024	Key Energy Services, Inc.*	212,873
4,491	Matrix Service Co.*	112,545
31,729	Pioneer Energy Services Corp.*	291,272
20,023	Tesco Corp.	381,238

		1,272,867

Food Products – 1.4%
5,894	Cal-Maine Foods, Inc.	517,434
6,104	Sanderson Farms, Inc.(a)	512,614

		1,030,048

Health Care Equipment & Supplies – 4.2%
575	Abaxis, Inc.	30,280
11,770	Cantel Medical Corp.	499,048
8,160	DexCom, Inc.*	366,792
7,122	Greatbatch, Inc.*	357,453
15,382	Natus Medical, Inc.*	522,988
11,773	NuVasive, Inc.*	481,516
18,112	Thoratec Corp.*	492,284
3,949	Vascular Solutions, Inc.*	116,140
8,132	Zeltiq Aesthetics, Inc.*	208,504

		3,075,005

Health Care Providers & Services – 1.8%
3,464	CorVel Corp.*	119,231
9,766	Molina Healthcare, Inc.*	475,018
4,862	PharMerica Corp.*	139,491
9,301	Select Medical Holdings Corp.	134,120
5,450	Skilled Healthcare Group, Inc. Class A*	37,769
11,299	The Ensign Group, Inc.	437,497

		1,343,126

Health Care Technology – 0.1%
1,329	Computer Programs and Systems, Inc.	83,700

Hotels, Restaurants & Leisure – 4.4%
1,200	Buffalo Wild Wings, Inc.*	179,136
10,467	El Pollo Loco Holdings, Inc.*(a)	373,149
7,513	Jack in the Box, Inc.	533,723
6,215	Marriott Vacations Worldwide Corp.	431,570

Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
1,166	Papa John’s International, Inc.	$54,522
21,548	Sonic Corp.*	543,225
11,867	The Cheesecake Factory, Inc.	545,170
7,165	Vail Resorts, Inc.	618,769

		3,279,264

Household Durables – 1.2%
5,615	Cavco Industries, Inc.*	409,165
1,453	Ethan Allen Interiors, Inc.	41,120
1,998	Helen of Troy Ltd.*	123,577
5,852	Universal Electronics, Inc.*	332,920

		906,782

Insurance – 1.5%
3,415	American Equity Investment Life Holding Co.	88,141
10,918	AmTrust Financial Services, Inc.(a)	489,891
1,527	Argo Group International Holdings Ltd.	85,207
1,408	Fidelity & Guaranty Life	33,440
17,406	Symetra Financial Corp.	412,522

		1,109,201

Internet & Catalog Retail* – 0.5%
8,141	Lands’ End, Inc.	386,453

Internet Software & Services – 4.4%
35,142	Bankrate, Inc.*	381,642
13,540	Constant Contact, Inc.*	478,774
18,619	Conversant, Inc.*	656,320
16,770	Cvent, Inc.*(a)	435,014
2,157	Demandware, Inc.*	129,312
10,415	Envestnet, Inc.*	462,634
6,416	LogMeIn, Inc.*	308,289
6,450	NIC, Inc.	118,873
9,176	TrueCar, Inc.*(a)	154,157
4,907	Web.com Group, Inc.*	100,741
644	WebMD Health Corp.*(a)	27,486

		3,253,242

IT Services – 0.6%
3,631	Forrester Research, Inc.	146,257
8,633	Sykes Enterprises, Inc.*	185,955
4,719	TeleTech Holdings, Inc.*	121,797

		454,009

Life Sciences Tools & Services* – 1.1%
6,199	Cambrex Corp.	130,675
5,151	Luminex Corp.	97,869
10,874	PAREXEL International Corp.	590,567

		819,111

Machinery – 3.5%
27,410	Blount International, Inc.*	419,647
18,161	Briggs & Stratton Corp.	367,034
12,729	Hillenbrand, Inc.	423,749
2,229	Hyster-Yale Materials Handling, Inc.	174,954
4,756	John Bean Technologies Corp.	142,537

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Machinery – (continued)
3,529	Tennant Co.	$260,193
6,666	The Greenbrier Cos., Inc.(a)	416,892
34,171	Wabash National Corp.*	351,961

		2,556,967

Media* – 0.7%
5,985	Entercom Communications Corp. Class A	61,526
20,781	Eros International PLC	383,617
2,227	Time, Inc.	50,308

		495,451

Metals & Mining – 1.8%
16,973	Globe Specialty Metals, Inc.	319,262
4,916	Kaiser Aluminum Corp.	341,908
12,406	Materion Corp.	489,416
3,782	US Silica Holdings, Inc.	169,812

		1,320,398

Multiline Retail* – 0.5%
7,905	Burlington Stores, Inc.	331,536

Oil, Gas & Consumable Fuels – 3.7%
23,957	Alon USA Energy, Inc.	384,270
22,801	Bill Barrett Corp.*	346,575
2,926	Cloud Peak Energy, Inc.*	35,024
3,885	Contango Oil & Gas Co.*	142,074
13,392	Delek US Holdings, Inc.	453,855
22,120	Dorian LPG Ltd.*	316,980
9,630	GasLog Ltd.(a)	200,497
3,040	Green Plains, Inc.	103,968
9,801	Halcon Resources, Corp.*(a)	30,481
7,354	Northern Oil and Gas, Inc.*	83,100
3,496	REX American Resources Corp.*	254,369
39,395	W&T Offshore, Inc.	358,101

		2,709,294

Paper & Forest Products – 0.8%
6,941	Clearwater Paper Corp.*	446,653
2,093	Neenah Paper, Inc.	127,694

		574,347

Personal Products*(a) – 0.7%
4,481	USANA Health Sciences, Inc.	510,744

Pharmaceuticals* – 4.0%
27,792	Depomed, Inc.	427,997
15,663	Impax Laboratories, Inc.	453,757
1,422	Lannett Co., Inc.	80,656
6,573	Pacira Pharmaceuticals, Inc.	610,106
15,065	Prestige Brands Holdings, Inc.	533,602
11,979	Sagent Pharmaceuticals, Inc.	379,015
12,815	SciClone Pharmaceuticals, Inc.	97,907
13,466	The Medicines Co.	340,959

		2,923,999

Professional Services – 1.5%
4,327	CDI Corp.	74,381
2,914	Heidrick & Struggles International, Inc.	60,669

Common Stocks – (continued)
Professional Services – (continued)
3,123	Huron Consulting Group, Inc.*	$217,392
15,747	Korn/Ferry International*	439,814
24,237	RPX Corp.*	340,530

		1,132,786

Real Estate Investment Trusts – 5.0%
11,352	American Assets Trust, Inc.	435,236
62,513	Anworth Mortgage Asset Corp.	324,442
7,312	Coresite Realty Corp.	270,690
12,772	DuPont Fabros Technology, Inc.	395,549
10,725	Invesco Mortgage Capital, Inc.	177,392
4,995	PS Business Parks, Inc.	420,679
7,194	Sovran Self Storage, Inc.	612,137
24,353	Strategic Hotels & Resorts, Inc.*	312,936
18,459	Sunstone Hotel Investors, Inc.	282,607
11,720	The Geo Group, Inc.	468,097

		3,699,765

Road & Rail – 2.2%
6,817	ArcBest Corp.	263,818
8,965	Saia, Inc.*	439,464
20,489	Swift Transportation Co.*	506,079
14,069	Werner Enterprises, Inc.	387,460

		1,596,821

Semiconductors & Semiconductor Equipment – 6.2%
50,564	Amkor Technology, Inc.*	342,824
32,142	Brooks Automation, Inc.	396,311
12,882	Cavium, Inc.*	660,975
13,289	Cirrus Logic, Inc.*	256,478
4,557	Diodes, Inc.*	117,707
33,090	Integrated Device Technology, Inc.*	543,007
50,587	Lattice Semiconductor Corp.*	339,439
15,456	OmniVision Technologies, Inc.*	413,912
42,289	Rambus, Inc.*	484,209
61,825	RF Micro Devices, Inc.*	804,343
8,399	TriQuint Semiconductor, Inc.*	181,670

		4,540,875

Software – 7.8%
6,863	Advent Software, Inc.	237,185
17,031	Aspen Technology, Inc.*	628,955
13,511	AVG Technologies NV*	242,117
13,997	Blackbaud, Inc.	622,867
20,351	Callidus Software, Inc.*	286,746
9,626	CommVault Systems, Inc.*	426,817
2,626	MicroStrategy, Inc. Class A*	422,471
15,171	Monotype Imaging Holdings, Inc.	434,042
4,006	NetScout Systems, Inc.*	147,661
19,984	Pegasystems, Inc.	433,053
13,756	Progress Software Corp.*	356,280
3,309	QAD, Inc. Class A	71,177
13,867	SS&C Technologies Holdings, Inc.*	670,053
9,676	Synchronoss Technologies, Inc.*	499,959
9,464	Take-Two Interactive Software, Inc.*	250,323

		5,729,706

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2014

Shares	Description	Value

Common Stocks – (continued)
Specialty Retail – 2.9%
7,927	Brown Shoe Co., Inc.	$210,779
3,787	Lithia Motors, Inc. Class A	293,947
6,909	Mattress Firm Holding Corp.*	436,580
2,318	Outerwall, Inc.*(a)	146,660
22,317	Select Comfort Corp.*	573,324
9,162	The Cato Corp. Class A	326,808
5,252	Zumiez, Inc.*	175,312

		2,163,410

Textiles, Apparel & Luxury Goods – 0.9%
5,989	Movado Group, Inc.	211,411
8,921	Skechers U.S.A., Inc. Class A*	488,425

		699,836

Trading Companies & Distributors – 0.9%
511	TAL International Group, Inc.*	22,040
6,339	Watsco, Inc.	644,169

		666,209

Wireless Telecommunication Services – 0.0%
1,961	Spok Holdings, Inc.	31,847

TOTAL COMMON STOCKS
(Cost $61,356,989)		$70,532,277

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(c) – 4.5%
Repurchase Agreement – 4.5%
Joint Repurchase Agreement Account II
$3,300,000	0.116%	11/03/14	$3,300,000
(Cost $3,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $64,656,989)			$73,832,277

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 7.9%
Goldman Sachs Financial Square Money Market Fund – FST Shares
5,813,078	0.063%	$5,813,078
(Cost $5,813,078)

TOTAL INVESTMENTS – 107.9%
(Cost $70,470,067)		$79,645,355

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.9)%		(5,799,205)

NET ASSETS – 100.0%		$73,846,150

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(c)	Joint repurchase agreement was entered into on October 31, 2014. Additional information appears on page 65.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2014.
(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	13	December 2014	$1,522,300	$38,915

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments

October 31, 2014

Shares	Description	Value

Common Stocks – 97.5%
Aerospace & Defense – 1.8%
25,506	AAR Corp.(a)	$675,909
3,851	Aerovironment, Inc.*	118,033
2,688	American Science and Engineering, Inc.	148,646
8,277	Ducommun, Inc.*	218,596
19,778	Engility Holdings, Inc.*	854,410
6,361	Moog, Inc. Class A*	486,871

		2,502,465

Airlines – 1.4%
110,250	JetBlue Airways Corp.*(b)	1,272,285
59,817	SkyWest, Inc.	689,092

		1,961,377

Auto Components – 0.9%
56,855	Modine Manufacturing Co.*	729,450
6,332	Standard Motor Products, Inc.	250,241
10,765	Tower International, Inc.*	261,589

		1,241,280

Biotechnology* – 2.6%
8,747	Acorda Therapeutics, Inc.(a)	304,571
16,899	Aegerion Pharmaceuticals, Inc.(b)	341,191
33,163	Emergent Biosolutions, Inc.	750,147
14,224	Isis Pharmaceuticals, Inc.(b)	655,157
14,995	Ligand Pharmaceuticals, Inc. Class B	828,774
31,852	Repligen Corp.	803,307

		3,683,147

Building Products – 0.7%
2,805	American Woodmark Corp.*	114,753
11,413	Quanex Building Products Corp.	228,488
12,974	Universal Forest Products, Inc.	648,311

		991,552

Capital Markets – 1.7%
20,898	Arlington Asset Investment Corp. Class A	572,187
6,946	GAMCO Investors, Inc. Class A	573,878
26,671	KCG Holdings, Inc. Class A*	284,313
18,180	Piper Jaffray Cos., Inc.*	1,026,443

		2,456,821

Chemicals – 2.3%
26,956	A. Schulman, Inc.	954,512
30,291	FutureFuel Corp.	403,476
13,235	Innophos Holdings, Inc.	754,395
27,864	OM Group, Inc.	725,300
6,922	PolyOne Corp.	256,183
9,894	Trinseo SA*	142,968

		3,236,834

Commercial Banks – 10.5%
11,854	1st Source Corp.	370,912
7,786	Bancfirst Corp.	506,090
8,102	BancorpSouth, Inc.	186,589
8,370	Banner Corp.	361,751
11,221	City Holding Co.	504,833

Common Stocks – (continued)
Commercial Banks – (continued)
13,893	Columbia Banking System, Inc.	$385,947
71,047	CVB Financial Corp.	1,121,122
8,269	Eagle Bancorp, Inc.*	297,105
2,642	First Citizens BancShares, Inc. Class A	663,697
6,301	First Financial Bancorp	110,520
7,237	First Financial Bankshares, Inc.(b)	229,992
34,108	First Interstate BancSystem, Inc.	1,000,729
27,244	First Merchants Corp.	617,077
9,824	Flushing Financial Corp.	197,855
9,256	Great Southern Bancorp, Inc.	351,821
23,124	Hancock Holding Co.	813,734
3,723	Iberiabank Corp.	256,366
36,777	International Bancshares Corp.	1,043,363
51,582	OFG Bancorp	803,132
68,630	Old National Bancorp	998,566
40,748	PrivateBancorp, Inc.	1,316,975
23,300	Prosperity Bancshares, Inc.	1,407,087
5,511	S&T Bancorp, Inc.	152,048
3,912	TriCo Bancshares(b)	102,886
30,702	United Community Banks, Inc.	553,557
44,757	Wilshire Bancorp, Inc.	443,094

		14,796,848

Commercial Services & Supplies – 1.8%
11,703	Civeo Corp.	142,659
15,976	Deluxe Corp.	971,341
47,710	Kimball International, Inc. Class B	857,826
25,332	Quad Graphics, Inc.	558,571
2,781	The Brink’s Co.	58,401

		2,588,798

Communications Equipment* – 1.1%
19,659	Calix, Inc.	212,514
70,601	Harmonic, Inc.	470,909
70,641	Polycom, Inc.	923,984

		1,607,407

Computers & Peripherals*(b) – 0.0%
45,568	Quantum Corp.	58,327

Construction & Engineering* – 0.2%
8,381	Tutor Perini Corp.	234,752

Consumer Finance – 1.8%
21,896	Cash America International, Inc.	1,076,188
68,482	EZCORP, Inc. Class A*	772,477
9,794	World Acceptance Corp.*(b)	701,838

		2,550,503

Containers & Packaging* – 0.6%
64,511	Graphic Packaging Holding Co.	782,518

Distributors – 0.5%
11,651	Core-Mark Holding Co., Inc.	676,108

Diversified Consumer Services – 1.2%
29,421	Bridgepoint Education, Inc.*	371,882
37,415	K12, Inc.*	463,946

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2014

Shares	Description	Value

Common Stocks – (continued)
Diversified Consumer Services – (continued)
48,946	Regis Corp.	$831,103

		1,666,931

Diversified Telecommunication Services* – 0.1%
8,579	magicJack VocalTec Ltd.	79,785

Electric Utilities – 1.1%
11,372	Cleco Corp.	611,359
1,251	IDACORP, Inc.	79,101
1,702	MGE Energy, Inc.	75,688
10,010	PNM Resources, Inc.	288,788
3,040	Portland General Electric Co.	110,686
11,950	The Empire District Electric Co.(b)	339,858

		1,505,480

Electrical Equipment – 0.5%
32,801	General Cable Corp.	464,790
25,915	GrafTech International Ltd.*	111,175
26,942	LSI Industries, Inc.	192,905

		768,870

Electronic Equipment, Instruments & Components – 1.6%
41,284	Benchmark Electronics, Inc.*	979,256
6,809	Daktronics, Inc.	90,628
6,870	Fabrinet*	125,103
42,772	Sanmina Corp.*	1,072,294

		2,267,281

Energy Equipment & Services – 1.6%
22,671	Basic Energy Services, Inc.*	292,456
5,412	Dawson Geophysical Co.	91,950
138,942	ION Geophysical Corp.*	389,038
67,741	Key Energy Services, Inc.*	205,933
63,563	Pioneer Energy Services Corp.*	583,508
35,790	Tesco Corp.	681,441

		2,244,326

Food & Staples Retailing – 0.4%
11,294	Ingles Markets, Inc. Class A	303,808
12,427	The Pantry, Inc.*	320,244

		624,052

Food Products – 1.1%
8,827	Cal-Maine Foods, Inc.	774,922
8,954	Sanderson Farms, Inc.(b)	751,957

		1,526,879

Gas Utilities – 1.8%
22,431	Northwest Natural Gas Co.	1,052,687
11,077	Piedmont Natural Gas Co., Inc.	421,037
23,117	WGL Holdings, Inc.	1,086,499

		2,560,223

Health Care Equipment & Supplies* – 1.5%
1,758	Anika Therapeutics, Inc.	70,566
16,460	Greatbatch, Inc.	826,127
1,541	ICU Medical, Inc.	109,257

Common Stocks – (continued)
Health Care Equipment & Supplies* – (continued)
8,688	Natus Medical, Inc.	$295,392
19,653	NuVasive, Inc.	803,808
2,632	SurModics, Inc.	56,983

		2,162,133

Health Care Providers & Services* – 1.2%
12,196	Magellan Health, Inc.	738,102
16,166	PharMerica Corp.	463,802
25,199	Skilled Healthcare Group, Inc. Class A	174,629
12,869	Triple-S Management Corp. Class B	284,920

		1,661,453

Hotels, Restaurants & Leisure – 2.2%
4,343	Buffalo Wild Wings, Inc.*	648,323
18,064	Marriott Vacations Worldwide Corp.	1,254,364
8,496	Papa John’s International, Inc.	397,273
30,398	Sonic Corp.*	766,334

		3,066,294

Household Durables – 2.8%
10,111	Cavco Industries, Inc.*	736,788
6,605	CSS Industries, Inc.	188,639
22,826	Ethan Allen Interiors, Inc.	645,976
17,579	Helen of Troy Ltd.*	1,087,261
14,242	M.D.C. Holdings, Inc.	347,790
11,659	The Ryland Group, Inc.	417,509
7,468	Universal Electronics, Inc.*	424,854
4,482	William Lyon Homes Class A*	106,044

		3,954,861

Insurance – 5.3%
45,098	American Equity Investment Life Holding Co.	1,163,979
2,166	AMERISAFE, Inc.	90,322
18,834	AmTrust Financial Services, Inc.(b)	845,082
18,549	Argo Group International Holdings Ltd.	1,035,034
14,697	Employers Holdings, Inc.	299,672
15,488	Global Indemnity PLC*	448,842
7,327	Horace Mann Educators Corp.	222,814
41,729	Maiden Holdings Ltd.	498,662
9,966	Safety Insurance Group, Inc.	621,679
25,733	Selective Insurance Group, Inc.	664,426
49,756	Symetra Financial Corp.	1,179,217
12,483	United Fire Group, Inc.	405,448

		7,475,177

Internet & Catalog Retail*(b) – 0.7%
21,772	Lands’ End, Inc.	1,033,517

Internet Software & Services – 2.2%
23,178	Constant Contact, Inc.*	819,574
10,659	Conversant, Inc.*	375,730
18,187	LogMeIn, Inc.*	873,885
25,877	Marchex, Inc. Class B	99,109
19,043	Web.com Group, Inc.*	390,953
13,505	WebMD Health Corp.*(b)	576,393

		3,135,644

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
IT Services – 0.9%
57,204	Ciber, Inc.*	$187,057
29,255	ManTech International Corp. Class A	823,821
13,450	Sykes Enterprises, Inc.*	289,713

		1,300,591

Leisure Equipment & Products – 0.1%
20,087	Callaway Golf Co.	157,482

Life Sciences Tools & Services* – 0.5%
72,628	Affymetrix, Inc.	654,378

Machinery – 0.8%
14,289	Briggs & Stratton Corp.	288,781
4,442	Hillenbrand, Inc.	147,874
1,712	Hyster-Yale Materials Handling, Inc.	134,375
7,378	Kadant, Inc.	305,006
13,414	Miller Industries, Inc.	265,195

		1,141,231

Media – 1.0%
13,330	Entercom Communications Corp. Class A*	137,032
7,942	Harte-Hanks, Inc.	51,702
9,468	Journal Communications, Inc. Class A*	92,881
51,484	Time, Inc.*	1,163,024

		1,444,639

Metals & Mining – 2.5%
8,106	Century Aluminum Co.*	237,344
35,604	Globe Specialty Metals, Inc.	669,711
14,340	Kaiser Aluminum Corp.	997,347
24,831	Materion Corp.	979,583
25,985	Schnitzer Steel Industries, Inc. Class A	611,947

		3,495,932

Multi-Utilities – 0.8%
31,413	Avista Corp.	1,113,591

Multiline Retail – 0.1%
4,095	Fred’s, Inc. Class A	64,291

Oil, Gas & Consumable Fuels – 2.9%
12,088	Alon USA Energy, Inc.	193,891
28,613	Cloud Peak Energy, Inc.*	342,498
27,048	Comstock Resources, Inc.	320,248
17,296	Contango Oil & Gas Co.*	632,515
18,511	Delek US Holdings, Inc.	627,338
34,179	Dorian LPG Ltd.*	489,785
72,891	Forest Oil Corp.*(b)	59,042
3,803	GasLog Ltd.	79,178
22,038	Green Plains, Inc.	753,700
8,302	REX American Resources Corp.*	604,053

		4,102,248

Paper & Forest Products – 0.1%
1,834	Neenah Paper, Inc.	111,892
1,650	Schweitzer-Mauduit International, Inc.	71,049

		182,941

Common Stocks – (continued)
Pharmaceuticals* – 0.7%
28,393	Impax Laboratories, Inc.	$822,545
1,710	Pacira Pharmaceuticals, Inc.	158,722

		981,267

Professional Services – 1.6%
14,377	CDI Corp.	247,141
8,101	Heidrick & Struggles International, Inc.	168,663
34,542	Korn/Ferry International*	964,758
3,854	Navigant Consulting, Inc.*	59,313
54,259	RPX Corp.*	762,339

		2,202,214

Real Estate Investment Trusts – 17.2%
28,075	American Assets Trust, Inc.	1,076,396
9,519	American Capital Mortgage Investment Corp.	186,477
158,457	Anworth Mortgage Asset Corp.	822,392
18,192	Apollo Commercial Real Estate Finance, Inc.	299,077
32,615	Colony Financial, Inc.	726,662
11,469	Coresite Realty Corp.	424,582
93,461	Cousins Properties, Inc.	1,215,928
65,525	CubeSmart	1,379,301
33,568	CyrusOne, Inc.	916,742
106,244	CYS Investments, Inc.	948,759
33,900	DuPont Fabros Technology, Inc.	1,049,883
51,167	FelCor Lodging Trust, Inc.	549,022
61,511	First Industrial Realty Trust, Inc.	1,201,310
3,810	First Potomac Realty Trust	47,625
25,553	Getty Realty Corp.	475,541
60,894	Invesco Mortgage Capital, Inc.	1,007,187
20,909	LaSalle Hotel Properties	819,842
6,194	Mack-Cali Realty Corp.	116,014
29,815	Pebblebrook Hotel Trust	1,270,119
52,807	Pennsylvania Real Estate Investment Trust	1,131,654
10,487	PS Business Parks, Inc.	883,215
154,933	Resource Capital Corp.	819,596
28,638	RLJ Lodging Trust	922,716
14,686	Rouse Properties, Inc.	267,432
7,993	Saul Centers, Inc.	439,215
11,027	Sovran Self Storage, Inc.	938,287
66,447	Strategic Hotels & Resorts, Inc.*	853,844
84,272	Sunstone Hotel Investors, Inc.	1,290,204
33,397	The Geo Group, Inc.	1,333,876
57,330	Western Asset Mortgage Capital Corp.(b)	861,097

		24,273,995

Road & Rail – 0.9%
20,764	ArcBest Corp.	803,567
21,357	Marten Transport Ltd.	419,024

		1,222,591

Semiconductors & Semiconductor Equipment – 4.6%
39,852	Brooks Automation, Inc.	491,375
24,620	Cirrus Logic, Inc.*	475,166

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2014

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
29,315	Diodes, Inc.*	$757,206
68,372	Fairchild Semiconductor International, Inc.*	1,049,510
45,234	Integrated Device Technology, Inc.*	742,290
11,787	International Rectifier Corp.*	468,769
39,404	Intersil Corp. Class A	523,679
11,612	Lattice Semiconductor Corp.*	77,917
34,405	OmniVision Technologies, Inc.*	921,366
72,457	RF Micro Devices, Inc.*	942,666

		6,449,944

Software – 2.6%
17,589	Aspen Technology, Inc.*	649,562
3,731	AVG Technologies NV*	66,860
4,684	Blackbaud, Inc.	208,438
10,522	Ebix, Inc.(b)	155,199
4,701	Monotype Imaging Holdings, Inc.	134,496
14,821	NetScout Systems, Inc.*	546,302
3,838	Pegasystems, Inc.	83,169
34,524	Progress Software Corp.*	894,172
10,255	QAD, Inc. Class A	220,585
15,223	SS&C Technologies Holdings, Inc.*	735,575

		3,694,358

Specialty Retail – 3.0%
28,102	Brown Shoe Co., Inc.	747,232
28,394	Haverty Furniture Cos., Inc.	624,952
15,478	hhgregg, Inc.*(b)	80,176
2,051	Mattress Firm Holding Corp.*	129,603
29,606	Select Comfort Corp.*	760,578
5,699	Stage Stores, Inc.	96,142
17,797	The Cato Corp. Class A	634,819
1,492	The Children’s Place, Inc.	73,481
16,220	The Finish Line, Inc. Class A	429,343
39,484	The Pep Boys-Manny, Moe & Jack*	376,283
7,659	Zumiez, Inc.*	255,657

		4,208,266

Textiles, Apparel & Luxury Goods – 1.3%
22,314	Iconix Brand Group, Inc.*	892,783
9,618	Movado Group, Inc.	339,516
10,851	Skechers U.S.A., Inc. Class A*	594,092

		1,826,391

Thrifts & Mortgage Finance – 1.9%
3,115	Berkshire Hills Bancorp, Inc.	80,305
87,328	Brookline Bancorp, Inc.	837,476
34,142	Dime Community Bancshares	537,736
25,766	Northfield Bancorp, Inc.	366,908
27,300	Oritani Financial Corp.	403,221
13,393	Washington Federal, Inc.	292,369
2,232	WSFS Financial Corp.	175,547

		2,693,562

Trading Companies & Distributors* – 0.6%
19,883	TAL International Group, Inc.	857,554

Common Stocks – (continued)
Wireless Telecommunication Services – 0.2%
16,569	Spok Holdings, Inc.	269,081

TOTAL COMMON STOCKS
(Cost $126,144,344)		$137,438,190

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(c) – 2.6%
Repurchase Agreement – 2.6%
Joint Repurchase Agreement Account II
$3,700,000	0.116%	11/03/14	$3,700,000
(Cost $3,700,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $129,844,344)			$141,138,190

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 4.8%
Goldman Sachs Financial Square Money Market Fund – FST Shares
6,709,250	0.063%	$6,709,250
(Cost $6,709,250)

TOTAL INVESTMENTS – 104.9%
(Cost $136,553,594)		$147,847,440

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.9)%		(6,878,679)

NET ASSETS – 100.0%		$140,968,761

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Joint repurchase agreement was entered into on October 31, 2014. Additional information appears on page 65.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at October 31, 2014.
(e)	Represents an affiliated issuer.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	15	December 2014	$1,756,500	$44,902

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2014

Shares	Description	Value

Common Stocks – 97.6%
Aerospace & Defense – 1.0%
38,851	Raytheon Co.	$4,035,842

Air Freight & Logistics – 1.3%
31,817	FedEx Corp.	5,326,166

Airlines – 1.6%
101,860	Delta Air Lines, Inc.	4,097,828
80,626	Southwest Airlines Co.	2,779,984

		6,877,812

Beverages – 1.8%
79,733	PepsiCo., Inc.	7,667,923

Biotechnology – 5.0%
1,508	Alexion Pharmaceuticals, Inc.*	288,571
3,297	Amgen, Inc.	534,707
18,374	Biogen Idec, Inc.*	5,899,524
59,286	Celgene Corp.*(a)	6,348,938
72,850	Gilead Sciences, Inc.*	8,159,200

		21,230,940

Capital Markets – 0.3%
36,833	E*TRADE Financial Corp.*	821,376
17,109	Morgan Stanley	597,959

		1,419,335

Chemicals – 0.7%
6,169	Ecolab, Inc.	686,178
17,565	Praxair, Inc.	2,213,014

		2,899,192

Commercial Banks – 5.3%
160,322	JPMorgan Chase & Co.	9,696,275
98,999	SunTrust Banks, Inc.	3,874,821
25,232	The PNC Financial Services Group, Inc.	2,179,792
131,194	Wells Fargo & Co.	6,965,089

		22,715,977

Communications Equipment – 0.4%
19,160	QUALCOMM, Inc.	1,504,252

Computers & Peripherals – 8.6%
157,857	Apple, Inc.	17,048,556
195,645	EMC Corp.	5,620,881
165,152	Hewlett-Packard Co.	5,925,654
3,430	NetApp, Inc.	146,804
41,790	Seagate Technology PLC	2,625,666
50,726	Western Digital Corp.	4,989,916

		36,357,477

Consumer Finance – 1.2%
62,061	Capital One Financial Corp.	5,136,789

Diversified Financial Services – 2.5%
14,300	Berkshire Hathaway, Inc. Class B*	2,004,288
104,050	The NASDAQ OMX Group, Inc.	4,501,203
108,127	Voya Financial, Inc.	4,243,985

		10,749,476

Common Stocks – (continued)
Diversified Telecommunication Services – 2.7%
237,314	AT&T, Inc.(a)	$8,268,020
52,673	CenturyLink, Inc.	2,184,876
15,084	Verizon Communications, Inc.	757,971
19,167	Windstream Holdings, Inc.	200,870

		11,411,737

Electric Utilities – 0.8%
40,934	Entergy Corp.	3,439,275

Electrical Equipment – 0.9%
58,634	Emerson Electric Co.	3,756,094

Energy Equipment & Services – 0.3%
14,235	Baker Hughes, Inc.	753,886
8,953	National Oilwell Varco, Inc.	650,346

		1,404,232

Food & Staples Retailing – 1.5%
63,689	CVS Health Corp.	5,465,153
13,179	Walgreen Co.	846,355

		6,311,508

Food Products – 1.0%
23,795	Archer-Daniels-Midland Co.	1,118,365
21,836	ConAgra Foods, Inc.	750,067
18,958	Pilgrim’s Pride Corp.*	538,597
49,193	Tyson Foods, Inc. Class A	1,984,937

		4,391,966

Health Care Providers & Services – 3.4%
59,744	Aetna, Inc.	4,929,477
6,727	Cardinal Health, Inc.	527,935
37,162	UnitedHealth Group, Inc.	3,530,762
41,424	WellPoint, Inc.	5,248,007

		14,236,181

Hotels, Restaurants & Leisure – 1.5%
80,603	Carnival Corp.	3,236,210
44,244	Royal Caribbean Cruises Ltd.	3,007,265

		6,243,475

Household Durables – 0.7%
73,858	Newell Rubbermaid, Inc.	2,461,687
399	NVR, Inc.*	489,805

		2,951,492

Household Products – 2.3%
45,618	Kimberly-Clark Corp.	5,212,769
50,821	The Procter & Gamble Co.	4,435,149

		9,647,918

Industrial Conglomerates – 4.6%
25,122	3M Co.	3,863,010
68,965	Danaher Corp.	5,544,786
399,268	General Electric Co.	10,305,107

		19,712,903

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Insurance – 3.5%
65,835	Allied World Assurance Co. Holdings AG	$2,501,730
64,710	Aspen Insurance Holdings Ltd.	2,823,297
51,073	Reinsurance Group of America, Inc.	4,302,900
2,703	The Chubb Corp.	268,570
50,427	The Travelers Cos., Inc.	5,083,042

		14,979,539

Internet & Catalog Retail* – 0.6%
8,858	Amazon.com, Inc.	2,705,765

Internet Software & Services* – 2.0%
107,598	eBay, Inc.(a)	5,648,895
2,283	Google, Inc. Class A	1,296,447
2,551	Google, Inc. Class C	1,426,213

		8,371,555

IT Services – 0.3%
1,772	Visa, Inc. Class A	427,814
68,141	Xerox Corp.	904,912

		1,332,726

Machinery – 0.3%
15,805	Illinois Tool Works, Inc.	1,439,045

Media – 5.3%
137,473	Comcast Corp. Class A	7,597,009
14,428	DIRECTV*	1,252,206
465,153	Sirius XM Holdings, Inc.*(b)	1,595,475
4,237	The Walt Disney Co.	387,177
8,083	Time Warner Cable, Inc.	1,189,898
81,361	Twenty-First Century Fox, Inc. Class A	2,805,327
89,085	Twenty-First Century Fox, Inc. Class B	2,954,949
65,626	Viacom, Inc. Class B	4,769,698

		22,551,739

Multiline Retail – 0.7%
51,011	Target Corp.	3,153,500

Oil, Gas & Consumable Fuels – 10.2%
6,432	Chesapeake Energy Corp.	142,662
15,239	Chevron Corp.	1,827,918
7,343	ConocoPhillips	529,797
145,825	Exxon Mobil Corp.	14,102,736
39,771	HollyFrontier Corp.	1,804,808
90,460	Kinder Morgan, Inc.(b)	3,500,802
55,933	Marathon Petroleum Corp.	5,084,310
10,884	Occidental Petroleum Corp.	967,914
68,240	Phillips 66	5,356,840
61,042	Tesoro Corp.	4,359,009
98,614	Valero Energy Corp.	4,939,575
8,833	Whiting Petroleum Corp.*	540,933

		43,157,304

Pharmaceuticals – 7.4%
38,122	AbbVie, Inc.	2,419,222
11,956	Eli Lilly & Co.	793,041

Common Stocks – (continued)
Pharmaceuticals – (continued)
105,565	Johnson & Johnson	$11,377,796
141,692	Merck & Co., Inc.	8,209,635
292,077	Pfizer, Inc.	8,747,706

		31,547,400

Real Estate Investment Trusts – 0.4%
24,749	Equity Residential	1,721,540
3,160	ProLogis, Inc.	131,614

		1,853,154

Road & Rail – 3.0%
62,932	CSX Corp.	2,242,267
34,877	Norfolk Southern Corp.	3,858,792
57,518	Union Pacific Corp.	6,697,971

		12,799,030

Semiconductors & Semiconductor Equipment – 0.8%
71,743	Texas Instruments, Inc.	3,562,757

Software – 7.8%
61,013	Adobe Systems, Inc.*	4,278,231
69,289	CA, Inc.	2,013,538
56,468	Intuit, Inc.	4,969,749
282,967	Microsoft Corp.	13,285,301
185,413	Oracle Corp.	7,240,378
24,098	Salesforce.com, Inc.*	1,542,031

		33,329,228

Specialty Retail – 5.8%
66,335	Bed Bath & Beyond, Inc.*	4,466,999
6,837	Best Buy Co., Inc.	233,415
75,607	GameStop Corp. Class A(b)	3,232,955
97,582	Lowe’s Cos., Inc.	5,581,691
116,268	The Gap, Inc.	4,405,395
67,143	The Home Depot, Inc.	6,547,785

		24,468,240

Tobacco – 0.1%
12,324	Altria Group, Inc.	595,742

TOTAL COMMON STOCKS
(Cost $382,369,046)		$415,274,686

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(c) – 2.6%
Repurchase Agreement – 2.6%
Joint Repurchase Agreement Account II
$10,900,000	0.116%	11/03/14	$10,900,000
(Cost $10,900,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $393,269,046)			$426,174,686

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2014

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 1.8%
Goldman Sachs Financial Square Money Market Fund – FST Shares
7,637,400	0.063%	$7,637,400
(Cost $7,637,400)

TOTAL INVESTMENTS – 102.0%
(Cost $400,906,446)		$433,812,086

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.0)%		(8,502,337)

NET ASSETS – 100.0%		$425,309,749

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Joint repurchase agreement was entered into on October 31, 2014. Additional information appears on page 65.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at October 31, 2014.
(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	63	December 2014	$6,335,910	$110,612

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Schedule of Investments

October 31, 2014

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2014, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 3, 2014, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Large Cap Growth Insights	$18,900,000	$18,900,182	$19,360,754
Large Cap Value Insights	11,400,000	11,400,110	11,677,915
Small Cap Equity Insights	4,500,000	4,500,043	4,609,703
Small Cap Growth Insights	3,300,000	3,300,032	3,380,449
Small Cap Value Insights	3,700,000	3,700,036	3,790,201
U.S. Equity Insights	10,900,000	10,900,105	11,165,726

REPURCHASE AGREEMENTS — At October 31, 2014, the Principal Amount of the Funds’ interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
BNP Paribas Securities Co.	0.130%	$2,896,885	$1,747,327	$689,734	$505,805	$567,115	$1,670,690
Citigroup Global Markets, Inc.	0.120	2,172,664	1,310,495	517,301	379,354	425,336	1,253,018
Merrill Lynch & Co., Inc.	0.120	2,605,024	1,571,284	620,244	454,845	509,978	1,502,368
TD Securities (USA) LLC	0.120	5,793,768	3,494,655	1,379,469	1,011,611	1,134,230	3,341,380
Wells Fargo Securities LLC	0.100	5,431,659	3,276,239	1,293,252	948,385	1,063,341	3,132,544
TOTAL		$18,900,000	$11,400,000	$4,500,000	$3,300,000	$3,700,000	$10,900,000

At October 31, 2014, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	0.180 to 5.625%	03/12/15 to 04/17/36
Federal Home Loan Banks	0.120 to 5.750	11/14/14 to 06/12/26
Federal Home Loan Bank Discount Notes	0.000	01/02/15 to 07/31/15
Federal Home Loan Mortgage Corp.	0.000 to 8.250	11/26/14 to 10/01/44
Federal Home Loan Mortgage Corp. Coupon-Only Stripped Securities	0.000	01/15/15 to 07/15/32
Federal Home Loan Mortgage Corp. Principal-Only Stripped Securities	0.000	03/15/31 to 07/15/32
Federal National Mortgage Association	0.000 to 7.250	01/28/15 to 10/01/44
Federal National Mortgage Association Interest-Only Stripped Securities	0.000	01/15/16 to 08/06/37
Federal National Mortgage Association Principal-Only Stripped Securities	0.000	05/29/26 to 07/15/37
Government National Mortgage Association	3.000 to 4.000	05/20/42 to 10/20/44
Tennessee Valley Authority	1.750 to 6.750	12/15/16 to 01/15/48
Tennessee Valley Authority Principal-Only Stripped Securities	0.000	05/01/17 to 03/15/39
U.S. Treasury Notes	1.500 to 2.250	07/31/16 to 03/31/21

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

October 31, 2014

Large Cap Growth Insights Fund
Assets:
Investments of unaffiliated issuers, at value (cost $379,529,879, $457,162,127, $173,190,300, $64,656,989, $129,844,344 and $393,269,046)(a)	$406,569,106
Investments in securities lending reinvestment vehicle, affiliated issuer, at value which equals cost	9,972,213
Cash	38,292
Receivables:
Fund shares sold	954,922
Dividends and interest	228,540
Variation margin on certain derivative contracts	176,700
Reimbursement from investment adviser	48,529
Securities lending income	4,718
Investments sold	—
Other assets	2,892
Total assets	417,995,912

Liabilities:
Due to custodian	—
Payables:
Payable upon return of securities loaned	9,972,213
Fund shares redeemed	504,491
Management fees	166,159
Distribution and Service fees and Transfer Agent fee	63,767
Accrued expenses and other liabilities	110,574
Total liabilities	10,817,204

Net Assets:
Paid-in capital	665,336,863
Undistributed (distributions in excess of) net investment income (loss)	3,620,875
Accumulated net realized gain (loss)	(289,213,084)
Net unrealized gain	27,434,054
NET ASSETS	$407,178,708
Net Assets:
Class A	$94,053,369
Class B	2,330,679
Class C	19,447,663
Institutional	269,610,724
Service	408,333
Class IR	20,792,662
Class R	535,278
Total Net Assets	$407,178,708
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	4,361,006
Class B	117,709
Class C	988,799
Institutional	12,131,993
Service	19,069
Class IR	973,574
Class R	25,187
Net asset value, offering and redemption price per share:(b)
Class A	$21.57
Class B	19.80
Class C	19.67
Institutional	22.22
Service	21.41
Class IR	21.36
Class R	21.25

(a)	Includes loaned securities having a market value of $9,856,887, $5,420,036, $15,564,465, $5,745,624, $6,545,990 and $7,531,562 for the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds is $22.83, $17.84, $19.31, $32.98, $41.15 and $42.54, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

$481,164,213	$185,605,569	$73,832,277	$141,138,190	$426,174,686
5,490,200	16,225,232	5,813,078	6,709,250	7,637,400
1,855	68,674	68,833	—	—

223,720	60,892	61,874	34,289	64,650
327,308	28,365	7,449	39,692	326,009
96,900	41,280	22,360	25,800	71,820
30,977	86,760	30,430	38,782	60,083
2,123	18,453	10,089	8,699	1,713
—	—	—	69,047	212,703
4,351	1,408	1,169	1,055	2,550
487,341,647	202,136,633	79,847,559	148,064,804	434,551,614

—	—	—	65,520	212,696

5,490,200	16,225,232	5,813,078	6,709,250	7,637,400
447,320	230,981	9,626	51,509	699,922
202,855	121,333	48,972	90,579	179,057
52,369	37,598	21,610	59,490	142,606
106,270	140,104	108,123	119,695	370,184
6,299,014	16,755,248	6,001,409	7,096,043	9,241,865

787,782,496	269,113,938	61,128,457	127,583,388	393,652,075
182,906	319,402	(229,769)	19,873	2,484,604
(331,120,843)	(96,701,127)	3,733,259	2,026,752	(3,843,182)
24,198,074	12,649,172	9,214,203	11,338,748	33,016,252
$481,042,633	$185,381,385	$73,846,150	$140,968,761	$425,309,749

$62,703,818	$40,457,757	$32,390,294	$96,093,836	$275,574,387
605,414	219,375	2,050,853	6,944,093	5,340,387
16,566,995	15,348,226	7,123,506	18,993,566	36,503,490
389,534,095	119,012,733	30,165,522	15,973,328	105,299,555
6,062,228	1,769,060	—	—	1,132,298
5,238,469	447,895	1,269,318	1,787,894	1,002,967
331,614	8,126,339	846,657	1,176,044	456,665
$481,042,633	$185,381,385	$73,846,150	$140,968,761	$425,309,749

3,719,942	2,216,994	1,039,196	2,470,789	6,854,756
36,088	13,486	79,233	258,646	142,139
991,212	948,817	272,724	624,779	992,467
23,124,264	6,282,932	859,303	329,424	2,550,026
358,263	98,301	—	—	28,219
311,615	24,685	40,183	46,037	25,145
19,732	451,905	27,753	30,549	11,473

$16.86	$18.25	$31.17	$38.89	$40.20
16.78	16.27	25.88	26.85	37.57
16.71	16.18	26.12	30.40	36.78
16.85	18.94	35.10	48.49	41.29
16.92	18.00	—	—	40.12
16.81	18.14	31.59	38.84	39.89
16.81	17.98	30.51	38.50	39.80

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2014

Large Cap Growth Insights Fund
Investment income:
Dividends (net of foreign withholding taxes of $0, $603, $1,128, $51, $863 and $2,321)	$6,451,458
Securities lending income — affiliated issuer	49,848
Interest	6,987
Total investment income	6,508,293

Expenses:
Management fees	2,631,342
Distribution and Service fees(a)	393,349
Transfer Agent fees(a)	316,712
Professional fees	144,005
Custody, accounting and administrative services	86,873
Registration fees	84,893
Printing and mailing costs	63,020
Trustee fees	24,353
Service Share fees — Shareholder Administration Plan	336
Service Share fees — Service Plan	336
Other	34,868
Total expenses	3,780,087
Less — expense reductions	(946,146)
Net expenses	2,833,941
NET INVESTMENT INCOME (LOSS)	3,674,352

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	74,842,182
Futures contracts	392,443
Net change in unrealized gain (loss) on:
Investments	(2,941,287)
Futures contracts	379,042
Net realized and unrealized gain	72,672,380
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$76,346,732

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Large Cap Growth Insights	$204,435	$28,643	$158,280	$1,991	$155,371	$5,442	$30,074	$120,600	$54	$4,415	$756
Large Cap Value Insights	138,386	8,191	150,145	399	105,173	1,556	28,528	124,959	2,115	4,602	152
Small Cap Equity Insights	111,761	3,049	163,007	39,159	84,939	579	30,971	53,556	897	1,322	14,880
Small Cap Growth Insights	79,440	25,256	73,899	1,802	60,374	4,799	14,041	10,192	—	1,827	685
Small Cap Value Insights	246,954	77,809	193,411	5,502	187,685	14,783	36,748	5,548	—	3,060	2,091
U.S. Equity Insights	667,396	61,532	350,700	1,584	507,221	11,691	66,633	33,378	432	1,426	602

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

$7,628,213	$2,407,134	$515,439	$2,266,332	$7,258,089
21,350	354,891	123,875	120,300	19,254
7,397	4,631	1,397	3,048	6,763
7,656,960	2,766,656	640,711	2,389,680	7,284,106

2,348,257	1,750,747	582,193	1,211,124	2,559,521
297,121	316,976	180,397	523,676	1,081,212
267,085	187,144	91,918	249,915	621,383
141,360	164,539	159,081	159,151	143,190
90,631	90,672	77,542	80,213	82,514
71,238	100,562	70,713	74,694	81,667
46,150	39,258	38,737	63,570	102,886
24,207	23,045	22,620	22,845	24,249
13,222	5,609	—	—	2,697
13,222	5,609	—	—	2,697
26,237	30,855	15,276	34,574	46,498
3,338,730	2,715,016	1,238,477	2,419,762	4,748,514
(699,481)	(489,692)	(388,079)	(467,913)	(962,033)
2,639,249	2,225,324	850,398	1,951,849	3,786,481
5,017,711	541,332	(209,687)	437,831	3,497,625

46,587,057	28,902,282	3,885,339	16,725,400	58,323,911
481,691	188,230	(55,263)	117,868	548,612

3,465,768	(12,328,361)	1,589,110	(5,671,634)	1,669,612
190,726	233,903	28,675	44,902	110,612
50,725,242	16,996,054	5,447,861	11,216,536	60,652,747
$55,742,953	$17,537,386	$5,238,174	$11,654,367	$64,150,372

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Large Cap Growth Insights Fund
	For the Fiscal Year Ended October 31, 2014	For the Fiscal Year Ended October 31, 2013
From operations:
Net investment income	$3,674,352	$5,386,279
Net realized gain	75,234,625	107,905,249
Net change in unrealized gain (loss)	(2,562,245)	(18,909,300)
Net increase in net assets resulting from operations	76,346,732	94,382,228

Distributions to shareholders:
From net investment income
Class A Shares	(576,748)	(1,171,963)
Class B Shares	(6,640)	(18,591)
Class C Shares	(44,591)	(74,138)
Institutional Shares	(3,138,318)	(4,947,299)
Service Shares	—	(10,846)
Class IR Shares	(8,140)	(11,084)
Class R Shares	(3,030)	(1,778)
Total distributions to shareholders	(3,777,467)	(6,235,699)

From share transactions:
Proceeds from sales of shares	120,365,605	81,329,147
Reinvestment of distributions	3,715,052	6,179,118
Cost of shares redeemed	(173,324,529)	(240,593,722)
Net increase (decrease) in net assets resulting from share transactions	(49,243,872)	(153,085,457)
TOTAL INCREASE (DECREASE)	23,325,393	(64,938,928)

Net assets:
Beginning of year	383,853,315	448,792,243
End of year	$407,178,708	$383,853,315
Undistributed net investment income	$3,620,875	$3,731,715

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund		Small Cap Equity Insights Fund
For the Fiscal Year Ended October 31, 2014	For the Fiscal Year Ended October 31, 2013	For the Fiscal Year Ended October 31, 2014	For the Fiscal Year Ended October 31, 2013

$5,017,711	$7,603,997	$541,332	$3,134,428
47,068,748	124,060,364	29,090,512	48,952,357
3,656,494	(34,655,569)	(12,094,458)	5,895,253
55,742,953	97,008,792	17,537,386	57,982,038

(541,183)	(1,237,149)	(361,132)	(88,986)
(1,184)	(13,247)	—	—
(37,601)	(112,280)	(81,345)	—
(4,201,621)	(6,110,673)	(1,564,589)	(872,718)
(46,491)	(77,900)	(19,024)	(5,571)
(33,636)	(4,379)	(12,581)	(31,951)
(420)	(811)	(69,265)	(733)
(4,862,136)	(7,556,439)	(2,107,936)	(999,959)

177,642,244	45,257,983	59,157,234	75,845,491
4,772,162	7,486,447	2,004,495	969,011
(71,304,606)	(286,158,692)	(96,479,200)	(123,091,197)
111,109,800	(233,414,262)	(35,317,471)	(46,276,695)
161,990,617	(143,961,909)	(19,888,021)	10,705,384

319,052,016	463,013,925	205,269,406	194,564,022
$481,042,633	$319,052,016	$185,381,385	$205,269,406
$182,906	$—	$319,402	$2,105,790

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Growth Insights Fund
	For the Fiscal Year Ended October 31, 2014	For the Fiscal Year Ended October 31, 2013
From operations:
Net investment income (loss)	$(209,687)	$294,207
Net realized gain	3,830,076	10,159,493
Net change in unrealized gain (loss)	1,617,785	3,588,075
Net increase in net assets resulting from operations	5,238,174	14,041,775

Distributions to shareholders:
From net investment income
Class A Shares	—	(186,673)
Class B Shares	—	(7,362)
Class C Shares	—	(11,799)
Institutional Shares	—	(94,299)
Service Shares	—	—
Class IR Shares	—	(1,734)
Class R Shares	—	(455)
From net realized gains
Class A Shares	(2,475,216)	—
Class B Shares	(281,204)	—
Class C Shares	(699,423)	—
Institutional Shares	(1,025,674)	—
Class IR Shares	(50,902)	—
Class R Shares	(17,942)	—
Total distributions to shareholders	(4,550,361)	(302,322)

From share transactions:
Proceeds from sales of shares	24,230,860	12,043,591
Reinvestment of distributions	4,428,595	297,004
Cost of shares redeemed	(11,726,599)	(12,087,521)
Net increase (decrease) in net assets resulting from share transactions	16,932,856	253,074
TOTAL INCREASE (DECREASE)	17,620,669	13,992,527

Net assets:
Beginning of year	56,225,481	42,232,954
End of year	$73,846,150	$56,225,481
Undistributed (distributions in excess of) net investment income (loss)	$(229,769)	$(70,847)

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Small Cap Value Insights Fund		U.S. Equity Insights Fund
For the Fiscal Year Ended October 31, 2014	For the Fiscal Year Ended October 31, 2013	For the Fiscal Year Ended October 31, 2014	For the Fiscal Year Ended October 31, 2013

$437,831	$1,667,630	$3,497,625	$4,733,304
16,843,268	26,687,243	58,872,523	94,263,935
(5,626,732)	3,843,863	1,780,224	(8,918,711)
11,654,367	32,198,736	64,150,372	90,078,528

(504,552)	(987,365)	(2,673,114)	(3,522,397)
(7,418)	(88,104)	(19,454)	(56,722)
(7,047)	(133,538)	(149,928)	(272,799)
(87,527)	(153,124)	(918,339)	(611,061)
—	—	(9,393)	(14,875)
(10,225)	(16,812)	(7,281)	(3,807)
(3,164)	(8,149)	(2,635)	(4,903)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(619,933)	(1,387,092)	(3,780,144)	(4,486,564)

12,712,890	15,862,396	65,394,739	45,165,798
606,920	1,349,648	3,612,810	4,282,892
(25,718,179)	(34,303,301)	(68,720,892)	(85,153,035)
(12,398,369)	(17,091,257)	286,657	(35,704,345)
(1,363,935)	13,720,387	60,656,885	49,887,619

142,332,696	128,612,309	364,652,864	314,765,245
$140,968,761	$142,332,696	$425,309,749	$364,652,864
$19,873	$284,431	$2,484,604	$2,772,740

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	$18.05	$0.12		$3.54	$3.66	$(0.14)
2014 - B	16.60	(0.02)		3.25	3.23	(0.03)
2014 - C	16.51	(0.02)		3.23	3.21	(0.05)
2014 - Institutional	18.59	0.21		3.62	3.83	(0.20)
2014 - Service	17.81	0.18		3.42	3.60	—
2014 - IR	17.88	0.14		3.52	3.66	(0.18)
2014 - R	17.85	0.07		3.48	3.55	(0.15)
2013 - A	14.05	0.21	(d)	3.95	4.16	(0.16)
2013 - B	12.93	0.07	(d)	3.66	3.73	(0.06)
2013 - C	12.88	0.06	(d)	3.65	3.71	(0.08)
2013 - Institutional	14.48	0.27	(d)	4.07	4.34	(0.23)
2013 - Service	13.88	0.16	(d)	3.93	4.09	(0.16)
2013 - IR	13.95	0.22	(d)	3.93	4.15	(0.22)
2013 - R	13.97	0.11	(d)	3.97	4.08	(0.20)
2012 - A	12.60	0.12	(e)	1.47	1.59	(0.14)
2012 - B	11.59	0.02	(e)	1.35	1.37	(0.03)
2012 - C	11.57	0.01	(e)	1.35	1.36	(0.05)
2012 - Institutional	12.98	0.17	(e)	1.52	1.69	(0.19)
2012 - Service	12.47	0.10	(e)	1.47	1.57	(0.16)
2012 - IR	12.53	0.13	(e)	1.48	1.61	(0.19)
2012 - R	12.46	0.06	(e)	1.50	1.56	(0.05)
2011 - A	11.54	0.10	(f)	1.09	1.19	(0.13)
2011 - B	10.63	0.02	(f)	1.00	1.02	(0.06)
2011 - C	10.62	0.01	(f)	1.01	1.02	(0.07)
2011 - Institutional	11.88	0.16	(f)	1.12	1.28	(0.18)
2011 - Service	11.43	0.06	(f)	1.10	1.16	(0.12)
2011 - IR	11.48	0.13	(f)	1.08	1.21	(0.16)
2011 - R	11.42	0.08	(f)	1.06	1.14	(0.10)
2010 - A	10.04	0.09		1.52	1.61	(0.11)
2010 - B	9.26	0.01		1.40	1.41	(0.04)
2010 - C	9.26	—	(g)	1.41	1.41	(0.05)
2010 - Institutional	10.33	0.13		1.58	1.71	(0.16)
2010 - Service	9.95	0.08		1.51	1.59	(0.11)
2010 - IR	9.99	0.11		1.52	1.63	(0.14)
2010 - R	9.99	0.05		1.52	1.57	(0.14)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.31% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.22% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.16% of average net assets.
(g)	Amount is less than $0.005 per share.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$21.57	20.41%	$94,053	0.96%	1.20%	0.63%		234%
19.80	19.50	2,331	1.71	1.95	(0.09)		234
19.67	19.51	19,448	1.71	1.95	(0.12)		234
22.22	20.88	269,611	0.56	0.80	1.05		234
21.41	20.21	408	1.06	1.30	0.96		234
21.36	20.69	20,793	0.71	0.97	0.68		234
21.25	20.10	535	1.21	1.45	0.37		234
18.05	29.90	74,524	0.95	1.20	1.34	(d)	232
16.60	28.96	3,573	1.70	1.95	0.50	(d)	232
16.51	28.96	14,133	1.70	1.95	0.42	(d)	232
18.59	30.40	289,326	0.55	0.80	1.65	(d)	232
17.81	29.77	1,155	1.05	1.30	1.05	(d)	232
17.88	30.26	784	0.70	0.95	1.40	(d)	232
17.85	29.53	359	1.20	1.46	0.70	(d)	232
14.05	12.69	118,956	0.95	1.16	0.83	(e)	146
12.93	11.84	4,240	1.71	1.91	0.13	(e)	146
12.88	11.81	12,555	1.70	1.91	0.08	(e)	146
14.48	13.18	311,286	0.55	0.76	1.23	(e)	146
13.88	12.67	963	1.05	1.26	0.73	(e)	146
13.95	12.96	667	0.70	0.90	0.95	(e)	146
13.97	12.50	127	1.20	1.39	0.39	(e)	146
12.60	10.38	150,750	0.95	1.16	0.84	(f)	76
11.59	9.61	6,043	1.70	1.91	0.13	(f)	76
11.57	9.63	12,999	1.70	1.91	0.10	(f)	76
12.98	10.83	392,373	0.55	0.76	1.22	(f)	76
12.47	10.23	1,004	1.05	1.26	0.49	(f)	76
12.53	10.66	45	0.70	0.91	1.07	(f)	76
12.46	10.06	26	1.20	1.41	0.63	(f)	76
11.54	16.17	145,079	0.95	1.16	0.79		64
10.63	15.26	8,219	1.70	1.91	0.06		64
10.62	15.30	13,528	1.70	1.91	0.03		64
11.88	16.68	362,907	0.55	0.76	1.21		64
11.43	16.07	93	1.05	1.26	0.71		64
11.48	16.50	8	0.70	0.91	1.02		64
11.42	15.81	59	1.20	1.41	0.47		64

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain		Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	$14.75	$0.16		$2.10		$2.26	$(0.15)
2014 - B	14.67	0.05		2.08		2.13	(0.02)
2014 - C	14.63	0.04		2.08		2.12	(0.04)
2014 - Institutional	14.74	0.22		2.11		2.33	(0.22)
2014 - Service	14.81	0.14		2.11		2.25	(0.14)
2014 - IR	14.72	0.21		2.08		2.29	(0.20)
2014 - R	14.71	0.08		2.13		2.21	(0.11)
2013 - A	11.49	0.25	(d)	3.22		3.47	(0.21)
2013 - B	11.42	0.13	(d)	3.23		3.36	(0.11)
2013 - C	11.40	0.12	(d)	3.23		3.35	(0.12)
2013 - Institutional	11.48	0.28	(d)	3.25		3.53	(0.27)
2013 - Service	11.54	0.21	(d)	3.26		3.47	(0.20)
2013 - IR	11.47	0.23	(d)	3.27		3.50	(0.25)
2013 - R	11.46	0.16	(d)	3.28		3.44	(0.19)
2012 - A	10.19	0.17		1.29	(e)	1.46	(0.16)
2012 - B	10.13	0.09		1.29	(e)	1.38	(0.09)
2012 - C	10.11	0.09		1.29	(e)	1.38	(0.09)
2012 - Institutional	10.18	0.21		1.30	(e)	1.51	(0.21)
2012 - Service	10.23	0.17		1.29	(e)	1.46	(0.15)
2012 - IR	10.17	0.19		1.30	(e)	1.49	(0.19)
2012 - R	10.17	0.13		1.30	(e)	1.43	(0.14)
2011 - A	9.47	0.13		0.74		0.87	(0.15)
2011 - B	9.42	0.06		0.72		0.78	(0.07)
2011 - C	9.40	0.06		0.72		0.78	(0.07)
2011 - Institutional	9.46	0.17		0.74		0.91	(0.19)
2011 - Service	9.51	0.12		0.74		0.86	(0.14)
2011 - IR	9.45	0.15		0.74		0.89	(0.17)
2011 - R	9.45	0.12		0.72		0.84	(0.12)
2010 - A	8.42	0.13		1.05		1.18	(0.13)
2010 - B	8.37	0.06		1.05		1.11	(0.06)
2010 - C	8.36	0.06		1.04		1.10	(0.06)
2010 - Institutional	8.41	0.17		1.05		1.22	(0.17)
2010 - Service	8.45	0.12		1.06		1.18	(0.12)
2010 - IR	8.41	0.15		1.04		1.19	(0.15)
2010 - R	8.41	0.11		1.04		1.15	(0.11)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from a special dividend which amounted to $0.04 per share and 0.32% of average net assets.
(e)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.01 per share. Excluding such payment, the total return would have been 14.34%, 13.51%, 13.55%, 14.81%, 14.28%, 14.67% and 13.98%, respectively.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$16.86	15.42%		$62,704	0.96%	1.14%	1.00%		222%
16.78	14.54		605	1.71	1.89	0.30		222
16.71	14.50		16,567	1.71	1.89	0.25		222
16.85	15.89		389,534	0.56	0.74	1.39		222
16.92	15.24		6,062	1.06	1.24	0.91		222
16.81	15.62		5,238	0.71	0.88	1.27		222
16.81	15.13		332	1.21	1.39	0.49		222
14.75	30.54		52,993	0.95	1.14	1.95	(d)	221
14.67	29.67		1,241	1.70	1.90	1.02	(d)	221
14.63	29.61		13,723	1.70	1.90	0.91	(d)	221
14.74	31.13		245,662	0.55	0.75	2.21	(d)	221
14.81	30.40		5,061	1.05	1.25	1.64	(d)	221
14.72	30.88		293	0.71	0.91	1.72	(d)	221
14.71	30.25		79	1.20	1.40	1.23	(d)	221
11.49	14.44	(e)	107,535	0.95	1.11	1.53		135
11.42	13.61	(e)	1,532	1.70	1.86	0.79		135
11.40	13.65	(e)	11,018	1.70	1.86	0.77		135
11.48	14.91	(e)	337,650	0.55	0.71	1.91		135
11.54	14.38	(e)	5,117	1.05	1.21	1.48		135
11.47	14.77	(e)	128	0.70	0.86	1.74		135
11.46	14.08	(e)	33	1.20	1.36	1.18		135
10.19	9.15		133,611	0.95	1.13	1.31		56
10.13	8.25		1,905	1.70	1.88	0.57		56
10.11	8.30		11,928	1.70	1.88	0.55		56
10.18	9.61		365,385	0.55	0.73	1.69		56
10.23	9.02		7,699	1.05	1.23	1.19		56
10.17	9.48		67	0.70	0.88	1.48		56
10.17	8.96		10	1.20	1.38	1.13		56
9.47	14.09		140,737	0.94	1.10	1.45		41
9.42	13.27		2,428	1.69	1.85	0.70		41
9.40	13.22		11,940	1.69	1.85	0.68		41
9.46	14.59		362,324	0.54	0.70	1.86		41
9.51	14.05		6,601	1.04	1.20	1.33		41
9.45	14.31		16	0.69	0.85	1.64		41
9.45	13.74		47	1.19	1.35	1.15		41

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain		Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	$16.86	$0.01		$1.52		$1.53	$(0.14)
2014 - B	15.02	(0.10)		1.35		1.25	—
2014 - C	15.01	(0.11)		1.36		1.25	(0.08)
2014 - Institutional	17.48	0.09		1.57		1.66	(0.20)
2014 - Service	16.64	(0.01)		1.50		1.49	(0.13)
2014 - IR	16.70	0.08		1.48		1.56	(0.12)
2014 - R	16.67	(0.03)		1.49		1.46	(0.15)
2013 - A	12.93	0.20	(d)	3.75		3.95	(0.02)
2013 - B	11.58	0.11	(d)	3.33		3.44	—
2013 - C	11.57	0.06	(d)	3.38		3.44	—
2013 - Institutional	13.42	0.25	(d)	3.91		4.16	(0.10)
2013 - Service	12.78	0.17	(d)	3.72		3.89	(0.03)
2013 - IR	12.83	0.23	(d)	3.72		3.95	(0.08)
2013 - R	12.81	0.03	(d)	3.86		3.89	(0.03)
2012 - A	12.06	0.01	(e)	0.96	(f)	0.97	(0.10)
2012 - B	10.79	(0.07	)(e)	0.86	(f)	0.79	— (i)
2012 - C	10.81	(0.07	)(e)	0.86	(f)	0.79	(0.03)
2012 - Institutional	12.53	0.07	(e)	0.98	(f)	1.05	(0.16)
2012 - Service	11.94	0.01	(e)	0.94	(f)	0.95	(0.11)
2012 - IR	12.00	0.05	(e)	0.94	(f)	0.99	(0.16)
2012 - R	11.97	(0.01	)(e)	0.94	(f)	0.93	(0.09)
2011 - A	10.92	0.06	(g)	1.15		1.21	(0.07)
2011 - B	9.80	(0.03	)(g)	1.02		0.99	—
2011 - C	9.82	(0.04	)(g)	1.04		1.00	(0.01)
2011 - Institutional	11.34	0.11	(g)	1.19		1.30	(0.11)
2011 - Service	10.82	0.04	(g)	1.13		1.17	(0.05)
2011 - IR	10.87	0.08	(g)	1.15		1.23	(0.10)
2011 - R	10.86	0.02	(g)	1.15		1.17	(0.06)
2010 - A	8.45	0.04	(h)	2.50		2.54	(0.07)
2010 - B	7.59	(0.03	)(h)	2.25		2.22	(0.01)
2010 - C	7.62	(0.03	)(h)	2.26		2.23	(0.03)
2010 - Institutional	8.78	0.09	(h)	2.57		2.66	(0.10)
2010 - Service	8.37	0.03	(h)	2.48		2.51	(0.06)
2010 - IR	8.42	0.06	(h)	2.49		2.55	(0.10)
2010 - R	8.41	(0.01	)(h)	2.51		2.50	(0.05)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from a special dividend which amounted to $0.13 per share and 0.85% of average net assets.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(f)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.04 per share. Excluding such payment, the total return would have been 7.71%, 6.95%, 6.89%, 8.17%, 7.63%, 8.02%, and 7.44%, respectively.
(g)	Reflects income recognized from non-recurring special dividends which amounted to $0.07 per share and 0.55% of average net assets.
(h)	Reflects income recognized from non-recurring special dividends which amounted to $0.06 per share and 0.56% of average net assets.
(i)	Amount is less than $0.005 per share.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$18.25	9.16%		$40,458	1.27%	1.51%	0.07%		130%
16.27	8.32		219	2.02	2.25	(0.66)		130
16.18	8.33		15,348	2.02	2.26	(0.68)		130
18.94	9.58		119,013	0.87	1.11	0.47		130
18.00	9.02		1,769	1.37	1.60	(0.04)		130
18.14	9.39		448	1.02	1.24	0.47		130
17.98	8.83		8,126	1.52	1.76	(0.18)		130
16.86	30.64		42,607	1.26	1.46	1.39	(d)	151
15.02	29.71		454	2.01	2.21	0.87	(d)	151
15.01	29.73		16,202	2.01	2.21	0.45	(d)	151
17.48	31.18		134,276	0.86	1.06	1.61	(d)	151
16.64	30.55		2,514	1.36	1.56	1.13	(d)	151
16.70	30.94		1,767	1.01	1.21	1.62	(d)	151
16.67	30.39		7,450	1.51	1.73	0.18	(d)	151
12.93	8.04	(f)	49,863	1.25	1.46	0.15	(e)	125
11.58	7.32	(f)	780	2.01	2.22	(0.57	)(e)	125
11.57	7.26	(f)	12,487	2.00	2.21	(0.57	)(e)	125
13.42	8.49	(f)	123,556	0.85	1.06	0.55	(e)	125
12.78	7.97	(f)	2,133	1.35	1.56	0.10	(e)	125
12.83	8.36	(f)	5,389	1.00	1.21	0.43	(e)	125
12.81	7.78	(f)	357	1.50	1.71	(0.05	)(e)	125
12.06	11.05		65,299	1.25	1.42	0.45	(g)	34
10.79	10.10		1,399	2.00	2.17	(0.31	)(g)	34
10.81	10.14		13,338	2.00	2.17	(0.32	)(g)	34
12.53	11.49		86,058	0.85	1.02	0.87	(g)	34
11.94	10.84		1,548	1.35	1.52	0.32	(g)	34
12.00	11.32		4,959	1.00	1.17	0.70	(g)	34
11.97	10.78		207	1.50	1.67	0.14	(g)	34
10.92	30.23		104,435	1.25	1.39	0.43	(h)	70
9.80	29.27		2,101	2.00	2.14	(0.31	)(h)	70
9.82	29.29		13,788	2.00	2.14	(0.37	)(h)	70
11.34	30.76		240,597	0.85	0.99	0.88	(h)	70
10.82	30.16		1,431	1.35	1.49	0.33	(h)	70
10.87	30.55		35	1.00	1.14	0.63	(h)	70
10.86	29.90		184	1.50	1.64	(0.11	)(h)	70

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain		Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	$31.10	$(0.10)		$2.67		$2.57	$—	$(2.50)	$(2.50)
2014 - B	26.42	(0.27)		2.23		1.96	—	(2.50)	(2.50)
2014 - C	26.64	(0.27)		2.25		1.98	—	(2.50)	(2.50)
2014 - Institutional	34.59	0.01		3.00		3.01	—	(2.50)	(2.50)
2014 - IR	31.41	(0.04)		2.72		2.68	—	(2.50)	(2.50)
2014 - R	30.56	(0.19)		2.64		2.45	—	(2.50)	(2.50)
2013 - A	23.40	0.18	(d)	7.70		7.88	(0.18)	—	(0.18)
2013 - B	19.93	0.02	(d)	6.52		6.54	(0.05)	—	(0.05)
2013 - C	20.09	(0.03	)(d)	6.63		6.60	(0.05)	—	(0.05)
2013 - Institutional	26.01	0.29	(d)	8.57		8.86	(0.28)	—	(0.28)
2013 - IR	23.64	0.18	(d)	7.83		8.01	(0.24)	—	(0.24)
2013 - R	23.08	—	(d)(i)	7.68		7.68	(0.20)	—	(0.20)
2012 - A	21.22	0.04	(e)	2.14	(f)	2.18	—	—	—
2012 - B	18.21	(0.12	)(e)	1.84	(f)	1.72	—	—	—
2012 - C	18.35	(0.11	)(e)	1.85	(f)	1.74	—	—	—
2012 - Institutional	23.49	0.15	(e)	2.37	(f)	2.52	—	—	—
2012 - IR	21.39	0.03	(e)	2.22	(f)	2.25	—	—	—
2012 - R	20.98	(0.01	)(e)	2.11	(f)	2.10	—	—	—
2011 - A	18.49	(0.05	)(g)	2.78		2.73	—	—	—
2011 - B	15.98	(0.18	)(g)	2.41		2.23	—	—	—
2011 - C	16.11	(0.18	)(g)	2.42		2.24	—	—	—
2011 - Institutional	20.38	0.03	(g)	3.08		3.11	—	—	—
2011 - IR	18.58	(0.08	)(g)	2.89		2.81	—	—	—
2011 - R	18.33	(0.11	)(g)	2.76		2.65	—	—	—
2010 - A	14.23	0.01	(h)	4.30		4.31	(0.05)	—	(0.05)
2010 - B	12.35	(0.09	)(h)	3.72		3.63	—	—	—
2010 - C	12.45	(0.10	)(h)	3.76		3.66	—	—	—
2010 - Institutional	15.67	0.07	(h)	4.74		4.81	(0.10)	—	(0.10)
2010 - IR	14.30	0.04	(h)	4.33		4.37	(0.09)	—	(0.09)
2010 - R	14.15	(0.03	)(h)	4.27		4.24	(0.06)	—	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.17 per share and 0.65% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.11 per share and 0.51% of average net assets.
(f)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.11 per share. Excluding such payment, the total return would have been 9.73%, 8.82%, 8.86%, 10.23%, 9.98% and 9.46%, respectively.
(g)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.34% of average net assets.
(h)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.63% of average net assets.
(i)	Amount is less than $0.005 per share.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$31.17	8.74%		$32,390	1.30%	1.86%	(0.33)%		162%
25.88	7.91		2,051	2.05	2.61	(1.06)		162
26.12	7.96		7,124	2.05	2.61	(1.08)		162
35.10	9.15		30,166	0.90	1.47	0.02		162
31.59	9.02		1,269	1.05	1.62	(0.12)		162
30.51	8.48		847	1.54	2.09	(0.63)		162
31.10	33.98		30,803	1.30	1.93	0.67	(d)	163
26.42	32.93		3,003	2.04	2.67	0.08	(d)	163
26.64	32.92		7,402	2.05	2.68	(0.12	)(d)	163
34.59	34.48		14,171	0.90	1.53	0.96	(d)	163
31.41	34.25		639	1.05	1.71	0.62	(d)	163
30.56	33.60		209	1.55	2.18	(0.01	)(d)	163
23.40	10.24	(f)	25,662	1.25	1.96	0.16	(e)	116
19.93	9.42	(f)	3,385	2.01	2.71	(0.63	)(e)	116
20.09	9.46	(f)	5,247	2.00	2.71	(0.59	)(e)	116
26.01	10.70	(f)	7,733	0.85	1.55	0.57	(e)	116
23.64	10.49	(f)	176	1.00	1.70	0.12	(e)	116
23.08	9.98	(f)	30	1.50	2.20	(0.08	)(e)	116
21.22	14.76		24,979	1.25	1.96	(0.26	)(g)	52
18.21	13.95		4,760	2.00	2.71	(0.98	)(g)	52
18.35	13.90		5,180	2.00	2.71	(1.00	)(g)	52
23.49	15.26		6,959	0.85	1.56	0.14	(g)	52
21.39	15.12		38	1.00	1.71	(0.38	)(g)	52
20.98	14.46		19	1.50	2.21	(0.51	)(g)	52
18.49	30.38		22,598	1.25	2.09	0.03	(h)	100
15.98	29.39		6,395	2.00	2.84	(0.65	)(h)	100
16.11	29.40		5,263	2.00	2.84	(0.70	)(h)	100
20.38	30.87		5,649	0.85	1.69	0.39	(h)	100
18.58	30.66		10	1.00	1.84	0.26	(h)	100
18.33	30.07		47	1.50	2.34	(0.21	)(h)	100

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain		Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	$35.97	$0.15		$2.95		$3.10	$(0.18)
2014 - B	24.91	(0.09)		2.05		1.96	(0.02)
2014 - C	28.20	(0.10)		2.31		2.21	(0.01)
2014 - Institutional	44.76	0.38		3.67		4.05	(0.32)
2014 - IR	35.92	0.25		2.94		3.19	(0.27)
2014 - R	35.62	0.07		2.92		2.99	(0.11)
2013 - A	28.75	0.42	(d)	7.12		7.54	(0.32)
2013 - B	20.01	0.15	(d)	4.93		5.08	(0.18)
2013 - C	22.62	0.15	(d)	5.60		5.75	(0.17)
2013 - Institutional	35.67	0.69	(d)	8.84		9.53	(0.44)
2013 - IR	28.75	0.49	(d)	7.11		7.60	(0.43)
2013 - R	28.54	0.31	(d)	7.09		7.40	(0.32)
2012 - A	26.36	0.22	(e)	2.31	(g)	2.53	(0.14)
2012 - B	18.40	(0.01	)(e)	1.62	(g)	1.61	—
2012 - C	20.79	—	(e)(f)	1.83	(g)	1.83	—
2012 - Institutional	32.66	0.47	(e)	2.79	(g)	3.26	(0.25)
2012 - IR	26.40	0.31	(e)	2.28	(g)	2.59	(0.24)
2012 - R	26.21	0.15	(e)	2.30	(g)	2.45	(0.12)
2011 - A	24.10	0.15	(h)	2.27		2.42	(0.16)
2011 - B	16.87	(0.03	)(h)	1.58		1.55	(0.02)
2011 - C	19.06	(0.04	)(h)	1.80		1.76	(0.03)
2011 - Institutional	29.80	0.32	(h)	2.79		3.11	(0.25)
2011 - IR	24.15	0.24	(h)	2.24		2.48	(0.23)
2011 - R	23.99	0.07	(h)	2.26		2.33	(0.11)
2010 - A	18.78	0.16	(i)	5.34		5.50	(0.18)
2010 - B	13.24	—	(f)(i)	3.75		3.75	(0.12)
2010 - C	14.94	—	(f)(i)	4.24		4.24	(0.12)
2010 - Institutional	23.11	0.30	(i)	6.59		6.89	(0.20)
2010 - IR	18.78	0.22	(i)	5.34		5.56	(0.19)
2010 - R	18.74	0.10	(i)	5.33		5.43	(0.18)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.20 per share and 0.65% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.33% of average net assets.
(f)	Amount is less than $0.005 per share.
(g)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.07 per share. Excluding such payment, the total return would have been 9.34%, 8.35%, 8.44%, 9.81%, 9.55% and 9.09%, respectively.
(h)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.27% of average net assets.
(i)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.33% of average net assets.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$38.89	8.66%		$96,094	1.27%	1.59%	0.41%		114%
26.85	7.88		6,944	2.02	2.34	(0.34)		114
30.40	7.84		18,994	2.02	2.34	(0.34)		114
48.49	9.12		15,973	0.87	1.20	0.81		114
38.84	8.94		1,788	1.02	1.35	0.66		114
38.50	8.40		1,176	1.52	1.84	0.18		114
35.97	26.54		99,381	1.26	1.54	1.32	(d)	141
24.91	25.61		8,867	2.00	2.28	0.67	(d)	141
28.20	25.63		19,416	2.00	2.29	0.58	(d)	141
44.76	27.05		12,204	0.86	1.13	1.74	(d)	141
35.92	26.91		1,310	1.01	1.29	1.53	(d)	141
35.62	26.21		1,154	1.51	1.79	0.96	(d)	141
28.75	9.60	(g)	87,084	1.25	1.52	0.79	(e)	85
20.01	8.73	(g)	10,256	2.01	2.27	0.03	(e)	85
22.62	8.78	(g)	17,808	2.00	2.27	0.04	(e)	85
35.67	10.02	(g)	12,310	0.85	1.11	1.30	(e)	85
28.75	9.82	(g)	455	1.00	1.26	1.11	(e)	85
28.54	9.35	(g)	699	1.50	1.75	0.52	(e)	85
26.36	10.03		91,426	1.25	1.54	0.58	(h)	33
18.40	9.19		14,722	2.00	2.29	(0.16	)(h)	33
20.79	9.21		19,248	2.00	2.29	(0.17	)(h)	33
32.66	10.46		3,479	0.85	1.14	0.97	(h)	33
26.40	10.29		223	1.00	1.29	0.96	(h)	33
26.21	9.71		214	1.50	1.79	0.26	(h)	33
24.10	29.47		95,864	1.25	1.55	0.72	(i)	85
16.87	28.54		20,172	2.00	2.30	0.01	(i)	85
19.06	28.54		21,671	2.00	2.30	(0.02	)(i)	85
29.80	30.03		2,462	0.85	1.15	1.10	(i)	85
24.15	29.83		28	1.00	1.30	0.99	(i)	85
23.99	29.17		120	1.50	1.80	0.45	(i)	85

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain		Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	$34.52	$0.33		$5.71		$6.04	$(0.36)
2014 - B	32.25	0.05		5.36		5.41	(0.09)
2014 - C	31.63	0.05		5.24		5.29	(0.14)
2014 - Institutional	35.44	0.49		5.86		6.35	(0.50)
2014 - Service	34.44	0.29		5.71		6.00	(0.32)
2014 - IR	34.26	0.42		5.67		6.09	(0.46)
2014 - R	34.16	0.23		5.67		5.90	(0.26)
2013 - A	26.80	0.44		7.68		8.12	(0.40)
2013 - B	25.02	0.22		7.18		7.40	(0.17)
2013 - C	24.59	0.19		7.07		7.26	(0.22)
2013 - Institutional	27.51	0.53		7.91		8.44	(0.51)
2013 - Service	26.76	0.41		7.65		8.06	(0.38)
2013 - IR	26.62	0.45		7.67		8.12	(0.48)
2013 - R	26.58	0.36		7.61		7.97	(0.39)
2012 - A	24.21	0.33	(d)	2.70	(e)	3.03	(0.44)
2012 - B	22.59	0.14	(d)	2.52	(e)	2.66	(0.23)
2012 - C	22.25	0.13	(d)	2.48	(e)	2.61	(0.27)
2012 - Institutional	24.82	0.44	(d)	2.77	(e)	3.21	(0.52)
2012 - Service	24.14	0.30	(d)	2.70	(e)	3.00	(0.38)
2012 - IR	24.08	0.37	(d)	2.69	(e)	3.06	(0.52)
2012 - R	23.98	0.22	(d)	2.73	(e)	2.95	(0.35)
2011 - A	22.32	0.31	(f)	1.87		2.18	(0.29)
2011 - B	20.82	0.12	(f)	1.76		1.88	(0.11)
2011 - C	20.54	0.12	(f)	1.72		1.84	(0.13)
2011 - Institutional	22.89	0.44	(f)	1.87		2.31	(0.38)
2011 - Service	22.25	0.28	(f)	1.87		2.15	(0.26)
2011 - IR	22.21	0.36	(f)	1.86		2.22	(0.35)
2011 - R	22.11	0.24	(f)	1.85		2.09	(0.22)
2010 - A	19.75	0.24		2.63		2.87	(0.30)
2010 - B	18.43	0.08		2.44		2.52	(0.13)
2010 - C	18.21	0.07		2.44		2.51	(0.18)
2010 - Institutional	20.25	0.33		2.69		3.02	(0.38)
2010 - Service	19.66	0.23		2.60		2.83	(0.24)
2010 - IR	19.65	0.29		2.63		2.92	(0.36)
2010 - R	19.63	0.18		2.61		2.79	(0.31)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.06 per share and 0.23% of average net assets.
(e)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.02 per share. Excluding such payment, the total return would have been 12.61%, 11.75%, 11.75%, 13.08%, 12.50%, 12.87%, and 12.33%, respectively.
(f)	Reflects income recognized from a non-recurring special dividend which amounted to $0.03 per share and 0.13% of average net assets.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$40.20	17.67%		$275,574	0.97%	1.21%	0.88%		222%
37.57	16.81		5,340	1.72	1.96	0.15		222
36.78	16.80		36,503	1.72	1.96	0.13		222
41.29	18.14		105,300	0.57	0.81	1.27		222
40.12	17.57		1,132	1.07	1.31	0.78		222
39.89	17.98		1,003	0.72	0.96	1.13		222
39.80	17.42		457	1.22	1.46	0.63		222
34.52	30.75		256,626	0.95	1.21	1.46		203
32.25	29.76		7,166	1.70	1.96	0.78		203
31.63	29.78		34,143	1.70	1.96	0.70		203
35.44	31.27		64,809	0.56	0.82	1.70		203
34.44	30.57		1,020	1.05	1.31	1.37		203
34.26	31.06		546	0.71	0.97	1.48		203
34.16	30.42		343	1.20	1.46	1.19		203
26.80	12.69	(e)	239,796	0.95	1.20	1.31	(d)	121
25.02	11.84	(e)	8,807	1.71	1.95	0.60	(d)	121
24.59	11.84	(e)	30,979	1.70	1.95	0.55	(d)	121
27.51	13.16	(e)	33,613	0.55	0.80	1.69	(d)	121
26.76	12.58	(e)	1,036	1.05	1.30	1.18	(d)	121
26.62	12.96	(e)	198	0.70	0.95	1.45	(d)	121
26.58	12.42	(e)	336	1.20	1.44	0.85	(d)	121
24.21	9.83		278,353	0.95	1.19	1.28	(f)	46
22.59	9.05		13,170	1.70	1.94	0.56	(f)	46
22.25	9.00		32,665	1.70	1.94	0.52	(f)	46
24.82	10.20		33,581	0.55	0.79	1.76	(f)	46
24.14	9.74		962	1.05	1.29	1.19	(f)	46
24.08	10.09		105	0.70	0.94	1.57	(f)	46
23.98	9.53		29	1.20	1.44	1.03	(f)	46
22.32	14.67		301,843	0.95	1.18	1.12		47
20.82	13.76		18,663	1.70	1.93	0.39		47
20.54	13.84		34,942	1.70	1.93	0.37		47
22.89	15.10		115,177	0.55	0.78	1.54		47
22.25	14.50		1,273	1.05	1.28	1.10		47
22.21	15.00		8	0.70	0.93	1.37		47
22.11	14.35		48	1.20	1.43	0.88		47

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements

October 31, 2014

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights and U.S. Equity Insights	A, B, C, Institutional, Service, IR and R	Diversified
Small Cap Growth Insights and Small Cap Value Insights	A, B, C, Institutional, IR and R	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

At a meeting held on August 13-14, 2014, the Board of Trustees of the Goldman Sachs Trust approved the early conversion of each Fund’s Class B Shares into Class A Shares.

Accordingly, effective at the close of business on November 14, 2014 (the “Conversion Date”), Class B Shares of each Fund have converted to Class A Shares of the Fund, including Class B Shares that were scheduled to convert on a later date. No CDSCs were assessed in connection with this early conversion. In addition, effective October 15, 2014, redemptions of a Fund’s Class B Shares before the Conversion Date were not subject to a CDSC.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable,

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Large Cap Value Insights	Quarterly	Annually
Large Cap Growth Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Funds’ NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2014:

LARGE CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$4,179,200	$—	$—
North America	383,489,906	—	—
Short-term Investments	—	18,900,000	—
Securities Lending Reinvestment Vehicle	9,972,213	—	—
Total	$397,641,319	$18,900,000	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Futures Contracts	$394,827	$—	$—

LARGE CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$7,898,471	$—	$—
North America	461,865,742	—	—
Short-term Investments	—	11,400,000	—
Securities Lending Reinvestment Vehicle	5,490,200	—	—
Total	$475,254,413	$11,400,000	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Futures Contracts	$195,988	$—	$—

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$60,608	$—	$—
Europe	1,669,083	—	—
North America	179,375,878	—	—
Short-term Investments	—	4,500,000	—
Securities Lending Reinvestment Vehicle	16,225,232	—	—
Total	$197,330,801	$4,500,000	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Futures Contracts	$233,903	$—	$—

SMALL CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$442,614	$—	$—
North America	70,089,663	—	—
Short-term Investments	—	3,300,000	—
Securities Lending Reinvestment Vehicle	5,813,078	—	—
Total	$76,345,355	$3,300,000	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Futures Contracts	$38,915	$—	$—

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$204,888	$—	$—
Europe	594,880	—	—
North America	136,638,422	—	—
Short-term Investments	—	3,700,000	—
Securities Lending Reinvestment Vehicle	6,709,250	—	—
Total	$144,147,440	$3,700,000	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Futures Contracts	$44,902	$—	$—

U.S. EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$5,127,396	$—	$—
North America	410,147,290	—	—
Short-term Investments	—	10,900,000	—
Securities Lending Reinvestment Vehicle	7,637,400	—	—
Total	$422,912,086	$10,900,000	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Futures Contracts	$110,612	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from contry of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of October 31, 2014. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Risk	Fund	Statements of Assets and Liabilities	Assets(a)
Equity	Large Cap Growth Insights	Variation margin on certain derivative contracts	$394,827
Equity	Large Cap Value Insights	Variation margin on certain derivative contracts	195,988
Equity	Small Cap Equity Insights	Variation margin on certain derivative contracts	233,903
Equity	Small Cap Growth Insights	Variation margin on certain derivative contracts	38,915
Equity	Small Cap Value Insights	Variation margin on certain derivative contracts	44,902
Equity	U.S. Equity Insights	Variation margin on certain derivative contracts	110,612

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Large Cap Growth Insights	$392,443	$379,042	58
Equity	Large Cap Value Insights	481,691	190,726	81
Equity	Small Cap Equity Insights	188,230	233,903	28
Equity	Small Cap Growth Insights	(55,263)	28,675	9
Equity	Small Cap Value Insights	117,868	44,902	11
Equity	U.S. Equity Insights	548,612	110,612	48

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2014.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2014

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2014, the contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate*
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Large Cap Growth Insights	0.65%	0.59%	0.56%	0.55%	0.54%	0.65%	0.52
Large Cap Value Insights	0.60	0.54	0.51	0.50	0.49	0.60	0.52
Small Cap Equity Insights	0.85	0.85	0.77	0.73	0.72	0.85	0.82
Small Cap Growth Insights	0.85	0.85	0.77	0.73	0.72	0.85	0.84
Small Cap Value Insights	0.85	0.85	0.77	0.73	0.72	0.85	0.81
U.S. Equity Insights	0.65	0.59	0.56	0.55	0.54	0.65	0.52

*	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least February 28, 2015, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after waivers had been adjusted, if applicable.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended October 31, 2014, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge*
Fund	Class A	Class C
Large Cap Growth Insights	$11,913	$—
Large Cap Value Insights	7,319	541
Small Cap Equity Insights	2,358	507
Small Cap Growth Insights	2,615	—
Small Cap Value Insights	3,565	1
U.S. Equity Insights	8,964	800

*	Goldman Sachs did not retain any Contingent Deferred Sales Charges for Class B Shares.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.004%. These Other Expense limitations will remain in place through at least February 28, 2015, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Large Cap Growth Insights	$539,829	$406,317	$946,146
Large Cap Value Insights	324,263	375,218	699,481
Small Cap Equity Insights	61,791	427,901	489,692
Small Cap Growth Insights	6,849	381,230	388,079
Small Cap Value Insights	56,994	410,919	467,913
U.S. Equity Insights	523,995	438,038	962,033

G.  Line of Credit Facility — As of October 31, 2014, the Funds participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2014, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2014

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2014, Goldman Sachs earned $3,046, $3,765, $2,093, $459, $191 and $1,561 in brokerage commissions from portfolio transactions, on behalf of the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds, respectively.

As of October 31, 2014, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Equity Growth Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio
Large Cap Growth Insights	—%	—%	13%	18%	21%
Large Cap Value Insights	9	—	14	25	25
Small Cap Equity Insights	—	17	6	8	10

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2014, were as follows:

Fund	Purchases	Sales and Maturities
Large Cap Growth Insights	$916,185,259	$972,351,261
Large Cap Value Insights	959,341,749	849,653,569
Small Cap Equity Insights	259,142,488	291,303,817
Small Cap Growth Insights	118,654,892	107,681,714
Small Cap Value Insights	158,713,330	167,603,975
U.S. Equity Insights	853,647,686	851,731,963

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

7. SECURITIES LENDING (continued)

which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Funds sustain losses as a result of a borrower’s default, GSAL indemnifies the Funds by purchasing replacement securities at its expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Funds agree to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement. The value of loaned securities and cash collateral at period end are disclosed in the Fund’s Statement of Assets and Liabilities.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2014, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended October 31, 2014		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2014
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Large Cap Growth Insights	$5,597	$18,780	$5,290,663
Large Cap Value Insights	2,419	5,666	3,878,600
Small Cap Equity Insights	39,439	97,885	4,467,525
Small Cap Growth Insights	13,767	29,146	794,575
Small Cap Value Insights	13,415	32,074	1,675,875
U.S. Equity Insights	2,153	2,671	3,001,400

The following table provides information about the Funds’ investment in the Money Market Fund for the fiscal year ended October 31, 2014:

Fund	Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
Large Cap Growth Insights	12,053,425	80,050,456	(82,131,668)	9,972,213	$9,972,213
Large Cap Value Insights	7,081,534	51,281,166	(52,872,500)	5,490,200	5,490,200
Small Cap Equity Insights	17,969,200	117,115,952	(118,859,920)	16,225,232	16,225,232
Small Cap Growth Insights	4,479,081	44,146,913	(42,812,916)	5,813,078	5,813,078
Small Cap Value Insights	6,856,793	63,758,220	(63,905,763)	6,709,250	6,709,250
U.S. Equity Insights	5,280,461	62,304,004	(59,947,065)	7,637,400	7,637,400

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2014

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S Equity Insights
Distributions paid from:
Ordinary income	$3,777,467	$4,862,136	$2,107,936	$—	$619,933	$3,780,144
Net long-term capital gains	—	—	—	4,550,361	—	—
Total taxable distributions	$3,777,467	$4,862,136	$2,107,936	$4,550,361	$619,933	$3,780,144

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S Equity Insights
Distributions paid from:
Ordinary income	$6,235,699	$7,556,439	$999,959	$259,735	$1,387,092	$4,486,564
Net long-term capital gains	—	—	—	42,587	—	—
Total taxable distributions	$6,235,699	$7,556,439	$999,959	$302,322	$1,387,092	$4,486,564

As of October 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S Equity Insights
Undistributed ordinary income — net	$3,620,876	$182,906	$319,398	$—	$19,871	$2,484,604
Undistributed long-term capital gains	—	—	—	4,110,656	2,136,758	—
Total undistributed earnings	3,620,876	182,906	319,398	4,110,656	2,156,629	2,484,604
Capital loss carryforwards:(1)(2)
Expiring 2017	$(287,917,747)	$(330,284,652)	$(96,353,932)	$—	$—	$(2,918,116)
Timing differences (Qualified Late Year Ordinary Loss Deferral)	$—	$—	$—	$(229,769)	$—	$—
Unrealized gains — net	26,138,716	23,361,883	12,301,981	8,836,806	11,228,744	32,091,186
Total accumulated earnings (losses) — net	$(258,158,155)	$(306,739,863)	$(83,732,553)	$12,717,693	$13,385,373	$31,657,674

(1)	Expiration occurs on October 31 of the year indicated.
(2)	The Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Value Insights and U.S. Equity Insights Funds utilized $76,087,881, $47,304,161, $29,185,282, $14,624,807 and $59,705,969, respectively, of capital losses in the current fiscal year.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

8. TAX INFORMATION (continued)

As of October 31, 2014, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Tax Cost	$390,402,603	$463,292,530	$189,528,820	$70,808,549	$136,618,696	$401,720,900
Gross unrealized gain	32,099,864	27,279,743	22,411,559	9,970,456	17,836,215	35,550,492
Gross unrealized loss	(5,961,148)	(3,917,860)	(10,109,578)	(1,133,650)	(6,607,471)	(3,459,306)
Net unrealized gain	$26,138,716	$23,361,883	$12,301,981	$8,836,806	$11,228,744	$32,091,186

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from net operating losses, taxable overdistributions, and differences in the tax treatment of passive foreign investment company investments, real estate investment trust investments and underlying fund investments.

Fund	Paid-in-Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Large Cap Growth Insights	$—	$7,725	$(7,725)
Large Cap Value Insights	(43,350)	16,019	27,331
Small Cap Equity Insights	—	219,784	(219,784)
Small Cap Growth Insights	(38,739)	(12,026)	50,765
Small Cap Value Insights	—	82,456	(82,456)
U.S. Equity Insights	—	5,617	(5,617)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2014

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

11. SUBSEQUENT EVENTS

With the exception of the conversion of Class B Shares, subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2014

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Large Cap Growth Insights Fund

	For the Fiscal Year Ended October 31, 2014		For the Fiscal Year Ended October 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,140,971	$23,041,804	385,588	$6,171,754
Reinvestment of distributions	29,429	536,186	81,875	1,139,681
Shares converted from Class B	34,771	682,123	47,483	740,459
Shares redeemed	(972,493)	(19,422,128)	(4,853,312)	(72,297,535)
	232,678	4,837,985	(4,338,366)	(64,245,641)
Class B Shares
Shares sold	4,202	79,218	3,577	52,341
Reinvestment of distributions	335	5,643	1,265	16,309
Shares converted to Class A	(37,723)	(682,123)	(51,426)	(740,459)
Shares redeemed	(64,301)	(1,155,549)	(66,039)	(938,698)
	(97,487)	(1,752,811)	(112,623)	(1,610,507)
Class C Shares
Shares sold	206,466	3,840,197	78,633	1,143,168
Reinvestment of distributions	2,208	36,935	5,240	67,169
Shares redeemed	(75,781)	(1,365,814)	(202,442)	(2,892,104)
	132,893	2,511,318	(118,569)	(1,681,767)
Institutional Shares
Shares sold	3,689,139	73,143,280	4,423,765	73,298,102
Reinvestment of distributions	167,029	3,125,118	346,155	4,943,098
Shares redeemed	(7,291,686)	(149,714,093)	(10,697,481)	(163,857,464)
	(3,435,518)	(73,445,695)	(5,927,561)	(85,616,264)
Service Shares
Shares sold	26,507	541,116	4,627	71,344
Reinvestment of distributions	—	—	—	—
Shares redeemed	(72,284)	(1,311,426)	(9,175)	(147,568)
	(45,777)	(770,310)	(4,548)	(76,224)
Class IR Shares
Shares sold	939,114	19,456,980	21,503	344,049
Reinvestment of distributions	452	8,140	806	11,083
Shares redeemed	(9,849)	(195,622)	(26,251)	(390,555)
	929,717	19,269,498	(3,942)	(35,423)
Class R Shares
Shares sold	12,928	263,010	15,408	248,389
Reinvestment of distributions	169	3,030	129	1,778
Shares redeemed	(8,006)	(159,897)	(4,504)	(69,798)
	5,091	106,143	11,033	180,369
NET INCREASE (DECREASE)	(2,278,403)	$(49,243,872)	(10,494,576)	$(153,085,457)

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund				Small Cap Equity Insights Fund
For the Fiscal Year Ended October 31, 2014		For the Fiscal Year Ended October 31, 2013		For the Fiscal Year Ended October 31, 2014		For the Fiscal Year Ended October 31, 2013
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

1,244,957	$20,053,474	473,257	$6,174,412	641,097	$11,340,505	687,148	$10,054,647
32,033	509,338	97,878	1,183,098	19,655	335,904	6,724	87,001
1,748	28,286	4,457	58,206	1,048	18,626	2,671	37,988
(1,150,727)	(18,291,690)	(6,344,132)	(78,575,644)	(971,627)	(16,959,478)	(2,026,051)	(29,135,416)
128,011	2,299,408	(5,768,540)	(71,159,928)	(309,827)	(5,264,443)	(1,329,508)	(18,955,780)

1,211	19,707	4,774	60,288	—	—	107	1,563
73	1,120	916	10,934	—	—	—	—
(1,759)	(28,286)	(4,484)	(58,206)	(1,171)	(18,626)	(2,984)	(37,988)
(48,028)	(743,920)	(50,757)	(651,193)	(15,554)	(244,030)	(34,245)	(447,499)
(48,503)	(751,379)	(49,551)	(638,177)	(16,725)	(262,656)	(37,122)	(483,924)

260,358	4,120,167	205,222	2,670,024	164,552	2,568,567	239,438	3,266,303
2,277	35,992	8,949	108,306	4,716	71,917	—	—
(209,275)	(3,277,855)	(242,685)	(3,087,157)	(300,056)	(4,687,663)	(238,786)	(3,150,842)
53,360	878,304	(28,514)	(308,827)	(130,788)	(2,047,179)	652	115,461

9,200,717	146,961,493	2,738,595	35,036,128	2,281,008	41,635,800	3,652,452	53,496,795
260,091	4,145,244	494,794	6,104,154	85,135	1,504,345	63,266	845,860
(2,999,668)	(47,610,683)	(15,971,661)	(201,349,002)	(3,763,367)	(68,685,300)	(5,240,936)	(82,006,327)
6,461,140	103,496,054	(12,738,272)	(160,208,720)	(1,397,224)	(25,545,155)	(1,525,218)	(27,663,672)

83,939	1,351,563	85,030	1,117,268	19,056	329,321	35,781	514,993
2,905	46,412	6,030	74,765	635	10,704	271	3,466
(70,290)	(1,097,018)	(192,974)	(2,432,109)	(72,479)	(1,252,817)	(51,826)	(752,736)
16,554	300,957	(101,914)	(1,240,076)	(52,788)	(912,792)	(15,774)	(234,277)

301,660	4,816,810	12,439	160,098	5,380	93,695	95,130	1,387,362
2,052	33,636	344	4,379	742	12,580	2,498	31,951
(12,031)	(194,521)	(4,014)	(55,970)	(87,244)	(1,467,122)	(411,966)	(6,542,590)
291,681	4,655,925	8,769	108,507	(81,122)	(1,360,847)	(314,338)	(5,123,277)

19,968	319,030	2,954	39,765	184,584	3,189,346	488,132	7,123,828
27	420	64	811	4,093	69,045	57	733
(5,619)	(88,919)	(563)	(7,617)	(183,729)	(3,182,790)	(69,103)	(1,055,787)
14,376	230,531	2,455	32,959	4,948	75,601	419,086	6,068,774
6,916,619	$111,109,800	(18,675,567)	$(233,414,262)	(1,983,526)	$(35,317,471)	(2,802,222)	$(46,276,695)

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2014

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Growth Insights Fund

	For the Fiscal Year Ended October 31, 2014		For the Fiscal Year Ended October 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	131,364	$3,958,503	149,779	$4,069,501
Reinvestment of distributions	82,953	2,433,841	7,887	183,392
Shares converted from Class B	18,168	550,991	26,389	710,384
Shares redeemed	(183,697)	(5,542,646)	(290,143)	(7,624,017)
	48,788	1,400,689	(106,088)	(2,660,740)
Class B Shares
Shares sold	1,244	31,476	1,422	33,381
Reinvestment of distributions	11,441	280,650	365	7,291
Shares converted to Class A	(21,791)	(550,991)	(30,933)	(710,384)
Shares redeemed	(25,306)	(638,773)	(27,055)	(611,489)
	(34,412)	(877,638)	(56,201)	(1,281,201)
Class C Shares
Shares sold	40,961	1,044,852	92,200	2,214,295
Reinvestment of distributions	25,501	631,416	543	10,923
Shares redeemed	(71,573)	(1,809,961)	(76,081)	(1,728,630)
	(5,111)	(133,693)	16,662	496,588
Institutional Shares
Shares sold	525,893	17,910,042	174,002	5,051,776
Reinvestment of distributions	30,824	1,015,038	3,619	93,209
Shares redeemed	(107,067)	(3,604,391)	(65,285)	(1,983,626)
	449,650	15,320,689	112,336	3,161,359
Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Class IR Shares
Shares sold	18,886	576,775	14,696	443,965
Reinvestment of distributions	1,716	50,902	74	1,734
Shares redeemed	(748)	(22,608)	(1,876)	(54,319)
	19,854	605,069	12,894	391,380
Class R Shares
Shares sold	23,971	709,212	8,590	230,673
Reinvestment of distributions	582	16,748	20	455
Shares redeemed	(3,626)	(108,220)	(3,072)	(85,440)
	20,927	617,740	5,538	145,688
NET INCREASE (DECREASE)	499,696	$16,932,856	(14,859)	$253,074

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Small Cap Value Insights Fund				U.S. Equity Insights Fund
For the Fiscal Year Ended October 31, 2014		For the Fiscal Year Ended October 31, 2013		For the Fiscal Year Ended October 31, 2014		For the Fiscal Year Ended October 31, 2013
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

118,394	$4,428,576	296,026	$9,120,641	369,977	$13,778,014	487,072	$14,474,829
13,561	495,786	34,215	967,845	73,150	2,538,314	127,318	3,368,658
30,786	1,161,766	55,585	1,767,071	29,712	1,100,583	47,974	1,436,011
(454,680)	(17,026,064)	(652,550)	(20,753,491)	(1,052,986)	(39,313,513)	(2,174,934)	(64,458,673)
(291,939)	(10,939,936)	(266,724)	(8,897,934)	(580,147)	(21,896,602)	(1,512,570)	(45,179,175)

2,688	70,930	5,662	121,294	10,205	359,336	3,325	90,778
286	7,273	4,371	86,327	484	15,783	1,914	47,666
(44,413)	(1,161,766)	(79,911)	(1,767,071)	(31,659)	(1,100,583)	(51,130)	(1,436,011)
(55,810)	(1,450,108)	(86,696)	(1,915,479)	(59,056)	(2,052,126)	(83,913)	(2,369,631)
(97,249)	(2,533,671)	(156,574)	(3,474,929)	(80,026)	(2,777,590)	(129,804)	(3,667,198)

30,558	896,826	39,108	969,681	98,598	3,376,844	98,168	2,753,312
225	6,477	5,469	122,191	4,233	135,286	10,067	245,757
(94,576)	(2,784,381)	(143,295)	(3,582,263)	(189,899)	(6,450,588)	(288,388)	(7,969,835)
(63,793)	(1,881,078)	(98,718)	(2,490,391)	(87,068)	(2,938,458)	(180,153)	(4,970,766)

131,158	6,116,030	104,624	4,075,070	1,234,543	47,132,166	898,871	27,355,823
1,849	84,000	4,236	148,474	25,607	909,325	22,320	604,198
(76,260)	(3,543,942)	(181,278)	(7,266,227)	(538,939)	(20,498,630)	(314,156)	(9,737,860)
56,747	2,656,088	(72,418)	(3,042,683)	721,211	27,542,861	607,035	18,222,161

—	—	—	—	2,316	85,612	865	25,644
—	—	—	—	121	4,185	299	7,903
—	—	—	—	(3,842)	(143,333)	(10,274)	(308,617)
—	—	—	—	(1,405)	(53,536)	(9,110)	(275,070)

21,139	792,684	38,111	1,122,132	10,392	389,426	14,964	432,436
281	10,225	591	16,662	212	7,281	146	3,807
(11,856)	(444,755)	(18,063)	(568,756)	(1,392)	(50,514)	(6,633)	(187,266)
9,564	358,154	20,639	570,038	9,212	346,193	8,477	248,977

10,745	407,844	14,437	453,578	7,152	273,341	1,090	32,976
88	3,159	290	8,149	77	2,636	187	4,903
(12,678)	(468,929)	(6,829)	(217,085)	(5,809)	(212,188)	(3,877)	(121,153)
(1,845)	(57,926)	7,898	244,642	1,420	63,789	(2,600)	(83,274)
(388,515)	$(12,398,369)	(565,897)	$(17,091,257)	(16,803)	$286,657	(1,218,725)	$(35,704,345)

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Domestic Equity Insights Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund and Goldman Sachs U.S. Equity Insights Fund (collectively the “Domestic Equity Insights Funds”), portfolios of Goldman Sachs Trust, at October 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014, by correspondence with the custodian, brokers, transfer agent of investment companies and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2014

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2014 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Large Cap Growth Insights Fund				Large Cap Value Insights Fund				Small Cap Equity Insights Fund
Share Class	Beginning Account Value 5/1/14	Ending Account Value 10/31/14		Expenses Paid for the 6 months ended 10/31/14*	Beginning Account Value 5/1/14	Ending Account Value 10/31/14		Expenses Paid for the 6 months ended 10/31/14*	Beginning Account Value 5/1/14	Ending Account Value 10/31/14		Expenses Paid for the 6 months ended 10/31/14*
Class A
Actual	$1,000.00	$1,103.90		$5.09	$1,000.00	$1,060.60		$4.99	$1,000.00	$1,053.70		$6.57
Hypothetical 5% return	1,000.00	1,020.37	+	4.89	1,000.00	1,020.37	+	4.89	1,000.00	1,018.80	+	6.46
Class B
Actual	1,000.00	1,099.40		9.05	1,000.00	1,056.80		8.87	1,000.00	1,049.70		10.44
Hypothetical 5% return	1,000.00	1,016.58	+	8.69	1,000.00	1,016.58	+	8.69	1,000.00	1,015.02	+	10.26
Class C
Actual	1,000.00	1,099.50		9.05	1,000.00	1,055.90		8.86	1,000.00	1,050.00		10.44
Hypothetical 5% return	1,000.00	1,016.58	+	8.69	1,000.00	1,016.58	+	8.69	1,000.00	1,015.02	+	10.26
Institutional
Actual	1,000.00	1,105.50		3.02	1,000.00	1,062.70		2.91	1,000.00	1,055.20		4.51
Hypothetical 5% return	1,000.00	1,022.33	+	2.91	1,000.00	1,022.38	+	2.85	1,000.00	1,020.82	+	4.43
Service
Actual	1,000.00	1,102.50		5.62	1,000.00	1,059.80		5.50	1,000.00	1,053.20		7.09
Hypothetical 5% return	1,000.00	1,019.86	+	5.40	1,000.00	1,019.86	+	5.40	1,000.00	1,018.30	+	6.97
Class IR
Actual	1,000.00	1,105.00		3.77	1,000.00	1,060.90		3.69	1,000.00	1,054.70		5.28
Hypothetical 5% return	1,000.00	1,021.63	+	3.62	1,000.00	1,021.63	+	3.62	1,000.00	1,020.06	+	5.19
Class R
Actual	1,000.00	1,102.20		6.41	1,000.00	1,058.90		6.28	1,000.00	1,052.10		7.86
Hypothetical 5% return	1,000.00	1,019.11	+	6.16	1,000.00	1,019.11	+	6.16	1,000.00	1,017.54	+	7.73

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2014 (Unaudited) (continued)

	Small Cap Growth Insights Fund				Small Cap Value Insights Fund				U.S. Equity Insights Fund
Share Class	Beginning Account Value 5/1/14	Ending Account Value 10/31/14		Expenses Paid for the 6 months ended 10/31/14*	Beginning Account Value 5/1/14	Ending Account Value 10/31/14		Expenses Paid for the 6 months ended 10/31/14*	Beginning Account Value 5/1/14	Ending Account Value 10/31/14		Expenses Paid for the 6 months ended 10/31/14*
Class A
Actual	$1,000.00	$1,066.70		$6.82	$1,000.00	$1,042.60		$6.49	$1,000.00	$1,081.80		$5.09
Hypothetical 5% return	1,000.00	1,018.60	+	6.67	1,000.00	1,018.85	+	6.41	1,000.00	1,020.32	+	4.94
Class B
Actual	1,000.00	1,062.80		10.71	1,000.00	1,038.70		10.33	1,000.00	1,077.70		9.01
Hypothetical 5% return	1,000.00	1,014.82	+	10.46	1,000.00	1,015.07	+	10.21	1,000.00	1,016.53	+	8.74
Class C
Actual	1,000.00	1,062.70		10.71	1,000.00	1,038.60		10.33	1,000.00	1,077.60		9.01
Hypothetical 5% return	1,000.00	1,014.82	+	10.46	1,000.00	1,015.07	+	10.21	1,000.00	1,016.53	+	8.74
Institutional
Actual	1,000.00	1,068.80		4.75	1,000.00	1,044.80		4.43	1,000.00	1,083.70		2.99
Hypothetical 5% return	1,000.00	1,020.62	+	4.63	1,000.00	1,020.87	+	4.38	1,000.00	1,022.33	+	2.91
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,081.10		5.61
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,019.81	+	5.45
Class IR
Actual	1,000.00	1,068.30		5.53	1,000.00	1,044.10		5.20	1,000.00	1,083.10		3.78
Hypothetical 5% return	1,000.00	1,019.86	+	5.40	1,000.00	1,020.11	+	5.14	1,000.00	1,021.58	+	3.67
Class R
Actual	1,000.00	1,065.70		8.07	1,000.00	1,041.40		7.77	1,000.00	1,080.60		6.35
Hypothetical 5% return	1,000.00	1,017.39	+	7.88	1,000.00	1,017.59	+	7.68	1,000.00	1,019.11	+	6.16

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Large Cap Growth Insights	0.96%	1.71%	1.71%	0.57%	1.06%	0.71%	1.21%
Large Cap Value Insights	0.96	1.71	1.71	0.56	1.06	0.71	1.21
Small Cap Equity Insights	1.27	2.02	2.02	0.87	1.37	1.02	1.52
Small Cap Growth Insights	1.31	2.06	2.06	0.91	N/A	1.06	1.55
Small Cap Value Insights	1.26	2.01	2.01	0.86	N/A	1.01	1.51
U.S. Equity Insights	0.97	1.72	1.72	0.57	1.07	0.72	1.21

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund, and Goldman Sachs U.S. Equity Insights Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, (and in the case of the Large Cap Growth Insights Fund, a comparable institutional composite managed by the Investment Adviser), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain fees and to limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds and broker oversight, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees with respect to the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, and U.S. Equity Insights Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2013, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2014. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Large Cap Growth Insights Fund’s performance to that of a composite of institutional accounts managed by the Investment Adviser having comparable investment characteristics.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to enhance the investment models used in managing the Funds.

The Trustees noted that the Large Cap Growth Insights Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods and in the fourth quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five- and ten-year periods ended March 31, 2014. They observed that the Large Cap Value Insights Fund’s Class A Shares had placed in the first quartile of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five- and ten-year periods ended March 31, 2014. They noted that the Small Cap Equity Insights Fund’s Class A Shares had placed in the second quartile of the Fund’s peer group for the five-year period, in the third quartile for the one- and three-year periods, and in the fourth quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the five-year period and underperformed for the one-, three-, and ten-year periods ended March 31, 2014. The Trustees observed that the Small Cap Growth Insights Fund’s Class A Shares had placed in the second quartile of the Fund’s peer group for the three- and five-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one-year period ended March 31, 2014. They noted that the Small Cap Value Insights Fund’s Class A Shares had placed in the third quartile of the Fund’s peer group for the five-year period and in the fourth quartile for the one- and three-year periods, and had outperformed the Fund’s benchmark index for the five-year period and underperformed for the one- and three-year periods ended March 31, 2014. They observed that the U.S. Equity Insights Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods, and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five- and ten-year periods ended March 31, 2014. The Trustees noted that the Funds had experienced certain portfolio management changes in June 2013.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees and to limit certain expenses of the Funds that exceed specified levels. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Small Cap Growth Insights Fund that would have the effect of lowering total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2013 and 2012, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund
First $1 billion	0.65%	0.60%	0.85%	0.85%	0.85%	0.65%
Next $1 billion	0.59	0.54	0.85	0.85	0.85	0.59
Next $3 billion	0.56	0.51	0.77	0.77	0.77	0.56
Next $3 billion	0.55	0.50	0.73	0.73	0.73	0.55
Over $8 billion	0.54	0.49	0.72	0.72	0.72	0.54

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

They also considered the benefits to GSAL and the Investment Adviser from the Funds’ ability to participate in the securities lending program and observed that, although the benefits to GSAL and the Investment Adviser were meaningful, the benefits to the Funds from their participation in the program were greater, as measured by the revenue they received by those Funds in connection with the program.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2015.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	112	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	112	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	112	The Northern Trust Mutual Fund Complex (56 Portfolios) (Chairman of the Board of Trustees)
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	111	None
Alan A. Shuch Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of October 31, 2014, the Trust consisted of 94 portfolios (88 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”) and Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”), and with respect to Mr. McNamara, GSTII, GSMLP and GSMER. GSTII, GSBDC, GSMLP and GSMER each consisted of one portfolio. As of October 31, 2014, GSBDC had not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and

Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of October 31, 2014.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Domestic Equity Insights Funds — Tax Information (Unaudited)

For the year ended October 31, 2014, 100% of the dividends paid from net investment company taxable income by the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Value Insights, and U.S. Equity Insights Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2014, 100% of the dividends paid from net investment company taxable income by the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Value Insights, and U.S. Equity Insights Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Small Cap Growth Insights Fund designates $4,550,361 or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2014.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $999.2 billion in assets under supervision as of September 30, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund[3]
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[4]
■	International Tax-Managed Equity Fund[4]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[5]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund

Total Portfolio Solutions6

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[4]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[5]	Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel Roy W. Templin	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 148781.MF.MED.TMPL /12/2014 DOMINSAR-14 / 41.0K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$4,291,739	$2,304,956	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$2,340	Other attest services.

Tax Fees:

• PwC	$794,850	$864,950	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,516,680	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2014 and October 31, 2013 were approximately $794,850 and $867,290 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2013 and December 31, 2012 were approximately $9.8 million and $10.0 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2014. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 31, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 31, 2014